                                  STATEMENT OF
                             ADDITIONAL INFORMATION





       A I M   V A R I A B L E   I N S U R A N C E   F U N D S,   I N C.

                               11 GREENWAY PLAZA
                                   SUITE 100
                             HOUSTON, TX 77046-1173
                                 (713) 626-1919




  AIM V.I. AGGRESSIVE GROWTH FUND             AIM V.I. BALANCED FUND
AIM V.I. CAPITAL APPRECIATION FUND       AIM V.I. CAPITAL DEVELOPMENT FUND
 AIM V.I. DIVERSIFIED INCOME FUND     AIM V.I. GLOBAL GROWTH AND INCOME FUND
  AIM V.I. GLOBAL UTILITIES FUND        AIM V.I. GOVERNMENT SECURITIES FUND
  AIM V.I. GROWTH AND INCOME FUND              AIM V.I. GROWTH FUND
     AIM V.I. HIGH YIELD FUND           AIM V.I. INTERNATIONAL EQUITY FUND
    AIM V.I. MONEY MARKET FUND           AIM V.I. TELECOMMUNICATIONS FUND
                              AIM V.I. VALUE FUND





         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.
          IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH
             MAY BE OBTAINED FROM AUTHORIZED DEALERS OR BY WRITING
                   A I M DISTRIBUTORS, INC., P. O. BOX 4739,
                             HOUSTON, TX 77210-4739
                OR BY CALLING (713) 626-1919 (HOUSTON RESIDENTS)
                        OR (800) 347-1919 (ALL OTHERS).

                             --------------------

             STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 3, 1999,
                     AS REVISED OCTOBER 1, 1999 RELATING TO
       THE AIM V.I. AGGRESSIVE GROWTH FUND PROSPECTUS DATED: MAY 3, 1999,
                         SUPPLEMENTED OCTOBER 1, 1999,
           THE AIM V.I. BALANCED FUND PROSPECTUS DATED MAY 3, 1999,
                         SUPPLEMENTED OCTOBER 1, 1999,
      THE AIM V.I. CAPITAL APPRECIATION FUND PROSPECTUS DATED MAY 3, 1999,
                 SUPPLEMENTED JULY 1, 1999 AND OCTOBER 1, 1999,
         THE AIM V.I. CAPITAL DEVELOPMENT PROSPECTUS DATED MAY 3, 1999,
                         SUPPLEMENTED OCTOBER 1, 1999,
       THE AIM V.I. DIVERSIFIED INCOME FUND PROSPECTUS DATED MAY 3, 1999,
                 SUPPLEMENTED JULY 1, 1999 AND OCTOBER 1, 1999,
    THE AIM V.I. GLOBAL GROWTH AND INCOME FUND PROSPECTUS DATED MAY 3, 1999,
       SUPPLEMENTED JULY 1, 1999, SEPTEMBER 14, 1999 AND OCTOBER 1, 1999
        THE AIM V.I. GLOBAL UTILITIES FUND PROSPECTUS DATED MAY 3, 1999,
                 SUPPLEMENTED JULY 1, 1999 AND OCTOBER 1, 1999
     THE AIM V.I. GOVERNMENT SECURITIES FUND PROSPECTUS DATED MAY 3, 1999,
                          SUPPLEMENTED OCTOBER 1, 1999
       THE AIM V.I. GROWTH AND INCOME FUND PROSPECTUS DATED MAY 3, 1999,
                         SUPPLEMENTED OCTOBER 1, 1999,
             THE AIM V.I. GROWTH FUND PROSPECTUS DATED MAY 3, 1999,
                          SUPPLEMENTED OCTOBER 1, 1999
           THE AIM V.I. HIGH YIELD FUND PROSPECTUS DATED MAY 3, 1999,
                         SUPPLEMENTED OCTOBER 1, 1999,
      THE AIM V.I. INTERNATIONAL EQUITY FUND PROSPECTUS DATED MAY 3, 1999,
                 SUPPLEMENTED JULY 1, 1999 AND OCTOBER 1, 1999,
          THE AIM V.I. MONEY MARKET FUND PROSPECTUS DATED MAY 3, 1999,
                             REVISED JULY 1, 1999,
       THE AIM V.I. TELECOMMUNICATIONS FUND PROSPECTUS DATED MAY 3, 1999,
               SUPPLEMENTED JULY 1, 1999 AND OCTOBER 1, 1999, AND
             THE AIM V.I. VALUE FUND PROSPECTUS DATED MAY 3, 1999,
                          SUPPLEMENTED OCTOBER 1, 1999

                               TABLE OF CONTENTS

                                                                                                               PAGE

INTRODUCTION......................................................................................................1

GENERAL INFORMATION ABOUT THE FUNDS...............................................................................1
         The Company and Its Shares...............................................................................1

PERFORMANCE.......................................................................................................2
         Total Return Calculations................................................................................2
         Historical Portfolio Results.............................................................................2
         Allocation of IPO Securities Transactions................................................................3
         Yield Information........................................................................................3

PORTFOLIO TRANSACTIONS AND BROKERAGE..............................................................................4
         General Brokerage Policy.................................................................................4
         Allocation of IPO Securities Transactions................................................................6
         Section 28(e) Standards..................................................................................6
         Portfolio Turnover.......................................................................................8
         Brokerage Commissions Paid...............................................................................8

INVESTMENT STRATEGIES AND RISKS...................................................................................8
         Aggressive Growth Fund...................................................................................9
         Balanced Fund............................................................................................9
         Capital Appreciation Fund...............................................................................10
         Capital Development Fund................................................................................10
         Diversified Income Fund.................................................................................10
         Global Growth and Income Fund...........................................................................10
         Global Utilities Fund...................................................................................11
         Government Securities Fund..............................................................................12
         Growth Fund.............................................................................................12
         Growth and Income Fund..................................................................................13
         High Yield Fund.........................................................................................13
         International Equity Fund...............................................................................13
         Money Market Fund.......................................................................................14
         Telecommunications Fund.................................................................................15
         Value Fund..............................................................................................16

CERTAIN INVESTMENT STRATEGIES AND TECHNIQUES.....................................................................16
         Money Market Obligations................................................................................16
         Repurchase Agreements...................................................................................17
         U.S. Government Agency Mortgage-Backed Securities.......................................................17
         Convertible Securities..................................................................................18
         Real Estate Investments Trusts ("REITs")................................................................18
         Foreign Securities......................................................................................19
         Foreign Exchange Transactions...........................................................................20
         ADRs and EDRs...........................................................................................20
         Lending of Portfolio Securities.........................................................................20
         Reverse Repurchase Agreements...........................................................................21
         Delayed Delivery Agreements and When-Issued Securities..................................................21
         Dollar Roll Transactions................................................................................22
         Borrowing...............................................................................................23

         Illiquid Securities.....................................................................................23
         Special Situations......................................................................................23
         Warrants............................................................................................... 23
         Short Sales.............................................................................................23
         Rule 144A Securities....................................................................................24
         Investment in Other Investment Companies................................................................24
         Temporary Defensive Investments.........................................................................24
         Asset Allocation Among Countries........................................................................24
         Utilities Industry......................................................................................24

OPTIONS, FUTURES AND CURRENCY STRATEGIES.........................................................................25
         Introduction............................................................................................25
         General Risks of Options, Futures and Currency Strategies...............................................26
         Cover...................................................................................................26
         Writing Call Options....................................................................................27
         Writing Put Options.....................................................................................27
         Purchasing Put Options..................................................................................27
         Purchasing Call Options.................................................................................28
         Over-The-Counter Options................................................................................28
         Index Options...........................................................................................29
         Limitations on Options..................................................................................29
         Interest Rate, Currency and Stock Index Futures Contracts...............................................29
         Options on Futures Contracts............................................................................30
         Forward Contracts.......................................................................................30
         Limitations on Use of Futures, Options on Futures and Certain Options on Currencies.....................31

RISK FACTORS.....................................................................................................32
         Small Capitalization Companies..........................................................................32
         Non-Investment Grade Debt Securities....................................................................32
         Foreign Securities......................................................................................33
         Non-diversified Portfolio (Global Utilities Fund Only)..................................................34

INVESTMENT RESTRICTIONS..........................................................................................34
         Fundamental Restrictions................................................................................34
         Non-fundamental Restrictions............................................................................35

MANAGEMENT.......................................................................................................36
         Directors and Officers..................................................................................36
                  Remuneration of Directors......................................................................39
                  AIM Funds Retirement Plan for Eligible Directors/Trustees......................................41
                  Deferred Compensation Agreements...............................................................41
         Investment Advisory, Sub-Advisory and Administrative Services Agreements................................42
         The Distribution Agreement..............................................................................48

DETERMINATION OF NET ASSET VALUE.................................................................................48

PURCHASE AND REDEMPTION OF SHARES................................................................................51

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................51

MISCELLANEOUS INFORMATION........................................................................................54
         Organization of the Company.............................................................................54

         Audit Reports...........................................................................................54
         Legal Matters...........................................................................................55
         Custodian and Transfer Agent............................................................................55
         Principal Holders of Securities.........................................................................55
         Other Information.......................................................................................60

APPENDIX A......................................................................................................A-1

APPENDIX B......................................................................................................B-1

APPENDIX C......................................................................................................C-1

FINANCIAL STATEMENTS.............................................................................................FS

                                  INTRODUCTION

         AIM Variable Insurance Funds, Inc. (the "Company") is a mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. That information can be found in the most recent prospectus for each of the series portfolios of the Company (each referred to throughout as a "Fund"), which are:

                                                        Date of Most
         Fund Name                                    Recent Prospectus:
         ---------                                    ------------------
         AIM V.I. Aggressive Growth Fund                           May 3, 1999
                                                  Supplemented October 1, 1999
         AIM V.I. Balanced Fund                                    May 3, 1999
                                                  Supplemented October 1, 1999
         AIM V.I. Capital Appreciation Fund                        May 3, 1999
                                                     Supplemented July 1, 1999
                                                           and October 1, 1999
         AIM V.I. Capital Development Fund                         May 3, 1999
                                                  Supplemented October 1, 1999
         AIM V.I. Diversified Income Fund                          May 3, 1999
                                                     Supplemented July 1, 1999
                                                           and October 1, 1999
         AIM V.I. Global Growth and Income Fund                    May 3, 1999
                                                     Supplemented July 1, 1999
                                                        and September 14, 1999
                                                           and October 1, 1999
         AIM V.I. Global Utilities Fund                            May 3, 1999
                                                     Supplemented July 1, 1999
                                                           and October 1, 1999
         AIM V.I. Government Securities Fund                       May 3, 1999
                                                  Supplemented October 1, 1999
         AIM V.I. Growth and Income Fund                           May 3, 1999
                                                  Supplemented October 1, 1999
         AIM V.I. Growth Fund                                      May 3, 1999
                                                  Supplemented October 1, 1999
         AIM V.I. High Yield Fund                                  May 3, 1999
                                                  Supplemented October 1, 1999
         AIM V.I. International Equity Fund                        May 3, 1999
                                                     Supplemented July 1, 1999
                                                           and October 1, 1999
         AIM V.I. Money Market Fund                                May 3, 1999
                                                          Revised July 1, 1999
         AIM V.I. Telecommunications Fund                          May 3, 1999
                                                     Supplemented July 1, 1999
                                                           and October 1, 1999
         AIM V.I. Value Fund                                       May 3, 1999
                                                  Supplemented October 1, 1999

         The information regarding all the Funds (except AIM V.I. Global Growth and Income Fund and AIM V.I. Telecommunications Fund) is included in a Prospectus dated May 3, 1999, as supplemented July 1, 1999. One or more of the Funds may not be available under a particular variable annuity contract or variable life insurance policy. Accordingly, this Statement of Additional Information may contain information that is not relevant to the investment options under such a contract or policy. Copies of each Prospectus available under a contract or policy and additional copies of this Statement of Additional Information may be obtained without charge by contacting the principal distributor of each Fund's shares, A I M Distributors, Inc. ("AIM Distributors"), 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 or by calling (800) 410-4246. Investors must receive a Prospectus before they invest. To the extent that the Statement of Additional Information contains information concerning a Fund that is not available under a contract or policy, the Statement of Additional Information does not constitute the offer of the shares of that Fund.


         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Funds' current Prospectus and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                      GENERAL INFORMATION ABOUT THE FUNDS

THE COMPANY AND ITS SHARES

         The Company was organized on January 22, 1993, as a Maryland corporation, and is registered with the SEC as an open-end, series, management investment company. The Company currently consists of fifteen separate Funds as follows: the AIM V.I. Aggressive Growth Fund ("Aggressive Growth Fund"), the AIM V.I. Balanced Fund ("Balanced Fund"), the AIM V.I. Capital Appreciation Fund ("Capital Appreciation Fund"), the AIM V.I. Capital Development Fund ("Capital Development Fund"), the AIM V.I. Diversified Income Fund ("Diversified Income Fund"), the AIM V.I. Global Growth and Income Fund ("Global Growth and Income Fund"), the AIM V.I. Global Utilities Fund ("Global Utilities Fund") (formerly known as the AIM V.I. Utilities Fund), the AIM V.I. Government Securities Fund ("Government Fund"), the AIM V.I. Growth Fund ("Growth Fund"), the AIM V.I. Growth and Income Fund ("Growth and Income Fund"), the AIM V.I. High Yield Fund ("High Yield Fund), the AIM V.I. International Equity Fund ("International Fund"), the AIM V.I. Telecommunications Fund ("Telecommunications Fund"), the AIM V.I. Money Market Fund ("Money Market Fund"), the AIM V.I. Value Fund ("Value Fund").

         Each share of a Fund is entitled to one vote, to participate equally in dividends and distributions declared by the Board of Directors with respect to the Fund and, upon liquidation of the Fund, to participate in its proportionate share of the net assets allocable to the Fund remaining after satisfaction of outstanding liabilities of the Fund. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

         Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Funds voting together for election of directors may elect all of the members of the Board of Directors of the Company. In such event, the remaining holders cannot elect any directors of the Company.

                                  PERFORMANCE

TOTAL RETURN CALCULATIONS

         Total returns quoted in advertising reflect all aspects of the applicable Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in such Fund's net asset value per share (NAV) over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a particular Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of such Fund.

         In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.

HISTORICAL PORTFOLIO RESULTS

         The Funds' (except the AIM V.I. Global Growth and Income Fund and the AIM V.I. Telecommunications Fund) average annual and cumulative total return for the fiscal year ended December 31, 1998 and average annual and cumulative total returns for the period May 5, 1993 (commencement of operations) through December 31, 1998, were as follows:

                                                                                              Since
                                                                                             Inception
                                                                                     -------------------------
                                                                  Year Ended         Average
                                                                 December 31,        Annual         Cumulative
                                                                     1998            Return           Return
                                                                     ----            ------           ------

AIM V.I. Aggressive Growth Fund**                                      N/A             N/A            (0.94)%
AIM V.I. Balanced Fund**                                               N/A             N/A            13.02%
AIM V.I. Capital Appreciation Fund                                   19.30%          18.77%           164.60%
AIM V.I. Capital Development Fund**                                    N/A             N/A            (7.51)%
AIM V.I. Diversified Income Fund                                      3.58%           7.38%           49.61%
AIM V.I. Global Utilities Fund*                                      16.49%          15.44%           95.37%
AIM V.I. Government Securities Fund                                   7.73%           5.76%           37.30%
AIM V.I. Growth Fund                                                 34.12%          20.87%           192.24%
AIM V.I. Growth and Income Fund*                                     27.68%          22.49%           157.71%
AIM V.I. High Yield Fund**                                             N/A             N/A            (7.61)%
AIM V.I. International Equity Fund                                   15.49%          13.36%           103.33%
AIM V.I. Money Market Fund                                            5.06%           4.59%           28.89%
AIM V.I. Value Fund                                                  32.41%          21.90%           206.59%

* The inception date of the AIM V.I. Global Utilities Fund and the AIM V.I. Growth and Income Fund was May 2, 1994.

** The inception date of the AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Capital Development Fund and AIM V.I. High Yield Fund was May 1, 1998.

         The total returns quoted above do not reflect charges levied at the insurance company separate account level. For a complete description of the applicable charges, see the fee table in the prospectus for the appropriate insurance company separate account.

         Each Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and other independent services which monitor the performance of mutual funds. The Funds may also advertise mutual fund performance rankings which have been assigned to each respective Fund by such monitoring services.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the Consumer Price Index ("CPI"), the Standard & Poor's ("S&P") 500 Stock Index, and fixed-price investments such as bank certificates of deposit and/or savings accounts.

         The International Fund's performance may also be compared in advertising to performance of comparative benchmarks such as The Financial Times--Actuaries World Indices (a wide range of comprehensive measures of stock price performance for the major stock markets and regional areas), Morgan Stanley Capital International Indices, including the EAFE Index, Pacific Basin Index and Pacific Ex Japan Index (a widely recognized series of indices in international market performance), and indices of stocks comparable to those in which the Fund invests.

         Each Fund's advertising may from time to time include historical discussions of general economic conditions such as inflation rates and changes in the stock market, foreign and domestic interest rates and foreign and domestic political circumstances and events.

         In addition, each Fund's long-term performance may be described in advertising in relation to historical, political and/or economic events.

         From time to time, A I M Advisors, Inc. ("AIM") or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

         Some or all of the Funds (except Money Market Fund) may participate in the initial public offering ("IPO") market, and a significant portion of those Funds' returns may be attributable to their investment in IPOs, which have a magnified impact due to the Funds' small asset base. There is no guarantee that as the Funds' assets grow, they will continue to experience substantially similar performance by investing in IPOs.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, variable life insurance, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

YIELD INFORMATION

         Quotations of yield on the Money Market Fund may appear from time to time in the financial press and in advertisements.

         The Money Market Fund's yield is its investment income, less expenses, expressed as a percentage of assets on an annualized basis for an identified period, usually seven days. The yield is expressed as a simple annualized yield and as a compounded effective yield. The yield does not reflect the fees and charges imposed on the assets of the insurance company separate account.

         The standard formulas prescribed by the SEC for calculating yield and effective yield for the Money Market Fund are described below:

         The simple annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities, unrealized appreciation and depreciation, and income other than investment income) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the period, and annualizing the resulting quotient (base period return) on a 365-day basis. The net change in account value reflects the value of additional shares purchased with dividends from the original shares in the account during the period, dividends declared on such additional shares during the period, and expenses accrued during the period.

         The compounded effective yield is computed by determining the unannualized base period return, adding one to the base period return, raising the sum to a power equal to 365 divided by the number of days in the period, and subtracting one from the result. Historical yields are not necessarily indicative of future yields. Rates of return will vary as interest rates and other conditions affecting money market instruments change. Yields also depend on the quality, length of maturity and type of instruments in the Fund's portfolio and the Fund's operating expenses. Quotations of yield will be accompanied by information concerning the average weighted maturity of the Fund. Comparison of the quoted yields of various investments is valid only if yields are calculated in the same manner and for identical limited periods. When comparing the yield for a Fund with yields quoted with respect to other investments, shareholders should consider (a) possible differences in time periods, (b) the effect of the methods used to calculate quoted yields, (c) the quality and average-weighted maturity of portfolio investments, expenses, convenience, liquidity and other important factors, and (d) the taxable or tax-exempt character of all or part of dividends received.

         The simple annualized yield and compounded effective yield for the Money Market Fund for the 7 days ended December 31, 1998 were 4.61% and 4.66%, respectively.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

         Subject to policies established by the Board of Directors of the Company, A I M Advisors, Inc. ("AIM") is responsible for decisions to buy and sell securities for each Fund, for the selection of broker-dealers, for the execution of the Fund's investment portfolio transactions, for the allocation of brokerage fees in connection with such transactions and, where applicable, for the negotiation of commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While AIM generally seeks reasonably competitive commission rates, each Fund does not necessarily pay the lowest commission or spread available.

         Purchases and sales of portfolio securities for the Diversified Income Fund, the Money Market Fund and the Government Fund are generally transacted with the issuer or a primary market maker. In addition, a portion of the securities in which the Funds invest may be traded in over-the-counter ("OTC") markets. In such transactions, the Fund deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and executions are available elsewhere. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation to the dealer in the form of mark up or mark down.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates.

         Foreign equity securities may be held by the Fund in the form of American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers, or securities convertible into foreign equity securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

         The Funds are not under any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Brokers who provide supplemental investment research to AIM may receive orders for transactions by a Fund. Information so received will be in addition to and not in lieu of the services required to be performed by AIM under its agreements with the Fund, and the expenses of AIM will not necessarily be reduced as a result of the receipt of such supplemental information. Certain research services furnished by broker-dealers may be useful to AIM in connection with its services to other advisory clients, including the other mutual funds advised by AIM (collectively with the Funds, the "AIM Funds"). Also, a Fund may pay a higher price for securities or higher commissions in recognition of research services furnished by broker-dealers.

         AIM may from time to time determine target levels of commission business for AIM to transact with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be determined based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; (3) certain products and/or services provided to the Funds, the cost of which will be included in Fund expenses reported to shareholders; and (4) the broker's attitude toward an interest in mutual funds in general and in the Funds and the other AIM Funds in particular. No specific formula will be used in connection with any of the foregoing considerations in determining the target levels. However, if a broker has indicated a certain level of desired commissions in return for certain research services provided by the broker, this factor will be taken into consideration by AIM.

         Subject to the overall objective of obtaining best price and execution for the Funds, AIM may also consider sales of shares by broker-dealers of each Fund and of the other AIM Funds as well as sales of variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") funded through the Funds ("selling dealers"), as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund. Such portfolio transactions may be executed directly by selling dealers or by other broker-dealers with which selling dealers have clearing arrangements.

         AIM will seek, whenever possible, to recapture for the benefit of a Fund any commissions, fees, brokerage or similar payments paid by the Fund on portfolio transactions. Normally, the only fees which may be recaptured are the soliciting dealer fees on the tender of a Fund's portfolio securities in a tender or exchange offer.

         AIM and its affiliates manage several other investment accounts, some of which may have investment objectives similar to those of the Funds. It is possible that, at times, identical securities will be appropriate for investment by one or more of such investment accounts. The position of each account, however, in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchases by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of a Fund(s) and one or more of these accounts is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could, however, adversely affect the ability of a Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         These combined transactions, and related brokerage charges, will be allocated among the Fund(s) and such accounts in a manner consistent with guidelines and procedures approved by the Company's Board of Directors that are designed to achieve an equitable manner of allocation. In some cases the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, the main factors considered by AIM are the respective investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the judgments of the persons responsible for recommending the investment.

         From time to time, an identical security may be sold by an AIM Fund or another investment account advised by AIM or A I M Capital Management, Inc. ("AIM Capital") and simultaneously purchased by another investment account advised by AIM or AIM Capital, when such transactions comply with applicable rules and regulations and are deemed consistent with the investment objective(s) and policies of the investment accounts advised by AIM or AIM Capital. Procedures pursuant to Rule 17a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") regarding transactions between investment accounts advised by AIM or AIM Capital have been adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Company. Although such transactions may result in custodian, tax or other related expenses, no brokerage commissions or other direct transaction costs are generated by transactions among the investment accounts advised by AIM or AIM Capital.

ALLOCATION OF IPO SECURITIES TRANSACTIONS

        From time to time, certain of the AIM Funds may become interested in participating in security distributions that are available in an IPO, and occasions may arise when purchases of such securities by one AIM Fund may also be considered for purchase by one or more other AIM Funds. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPO securities for all AIM Funds participating in purchase transactions for that security, and to allocate such transactions in accordance with the following procedures:

          AIM will determine the eligibility of each AIM Fund that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's investment objective, policies and strategies, the liquidity of the AIM Fund if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in IPOs will be made to eligible AIM Funds in a manner designed to be fair and equitable for the eligible AIM Funds, and so that there is equal allocation of IPOs over the longer term. Where multiple funds are eligible, rotational participation may occur, based on the extent to which an AIM Fund has participated in previous IPOs as well as the size of the AIM Fund. Each eligible AIM Fund with an asset level of less than $500 million will be placed in one or three tiers, depending upon its asset level. The AIM Funds in the tier containing funds with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's net assets. This process continues until all of the AIM Funds in the three tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds will receive their Allocations on a straight pro rata basis. For the tier of AIM Funds not receiving a full Allocation, the Allocation may be made only to certain AIM Funds so that each may receive close to or exactly 40 basis points.

         Any AIM Funds with substantially identical investment objectives and policies will participate in syndicates in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds will be placed. The price per share of securities purchased in such syndicate transactions will be the same for each AIM Fund.

SECTION 28(e) STANDARDS

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, AIM may cause a Fund to pay a broker that provides brokerage and research services to AIM an amount of commission for effecting a securities transaction for the Fund in excess of the commission another broker would have charged for effecting that transaction. To obtain the benefit of Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or [its] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion" and that the services provided by a broker provide AIM with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Broker-dealers utilized by AIM may furnish statistical, research and other information or services which are deemed by AIM to be beneficial to the Funds' investment programs. Research services received from brokers supplement AIM's own research (and the research of sub-advisors to other clients of AIM) and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to AIM and to the Company's directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally, in written form or on computer software. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the brokers utilized by AIM as a group tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, this research provides AIM with a diverse perspective on financial markets. Research services which are provided to AIM by brokers are available for the benefit of all accounts managed or advised by AIM (or by sub-advisors to accounts managed or advised by AIM). In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that AIM would have purchased any such research services had such services not been provided by brokers, the expenses of such services to AIM could be considered to have been reduced accordingly.

         For the fiscal year ended December 31, 1998 certain Funds paid brokerage commissions to certain brokers for research services. The amount of such transactions and related commissions paid by each Fund were as follows:

                                                            Commissions                 Transactions
                                                            -----------                 ------------

             AIM V. I. Aggressive Growth Fund             $          476            $          265,096
             AIM V. I. Balanced Fund                      $          107            $           73,629
             AIM V. I. Capital Appreciation Fund          $      111,070            $       76,873,344
             AIM V. I. Capital Development Fund           $          475            $          255,434
             AIM V. I. Global Utilities Fund              $        1,105            $          556,721
             AIM V. I. Growth Fund                        $       58,834            $       52,124,585
             AIM V. I. Growth and Income Fund             $      154,841            $      136,649,725
             AIM V. I. International Equity Fund          $          401            $           90,510
             AIM V. I. Value Fund                         $      126,500            $      120,560,762

             As of December 31, 1998, the following Funds entered into repurchase agreements with the following regular brokers, as that term is defined in Rule 10b-1 under the 1940 Act, having the noted market values.


                                                       GOLDMAN,
                     FUNDS                            SACHS & CO.

AIM V.I. Capital Appreciation Fund                  $   59,251,734
------------------------------------------------------------------
AIM V.I. Diversified Fund                           $    2,305,989
------------------------------------------------------------------
AIM V.I. Global Utilities Fund                      $    2,391,815
------------------------------------------------------------------
AIM V.I. Growth Fund                                $   31,583,054
------------------------------------------------------------------
AIM V.I. Growth and Income Fund                     $   35,491,011
------------------------------------------------------------------
AIM V.I. International Equity Fund                  $   17,938,040
------------------------------------------------------------------
AIM V.I. Value Fund                                 $   77,768,447
------------------------------------------------------------------

         The following information regarding securities acquired by the Funds of their regular brokers, as defined in Rule 10b-1 under the 1940 Act, is as of December 31, 1998. The Balanced Fund, the Growth and Income Fund and the Value Fund each held an amount of common stock issued by Merrill Lynch & Co. having a market value of $20,025, $9,345,000 and $2,670,000, respectively. The Growth Fund held an amount of common stock issued by PaineWebber Group, Inc. having a market value of $1,224,413.

PORTFOLIO TURNOVER

         The portfolio turnover rate of each Fund is shown under "Financial Highlights" in the Prospectus. In any particular year, however, market conditions could result in portfolio activity at a rate greater or lesser than anticipated. The estimated portfolio turnover rate for the Global Growth and Income Fund and Telecommunications Fund is less than 100%. Higher portfolio turnover increases transaction costs to the Fund.

BROKERAGE COMMISSIONS PAID

         Brokerage commissions paid by each of the Funds (except the AIM V.I. Global Growth and Income Fund and the AIM V.I. Telecommunications Fund) listed below were as follows for the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996.


                                         December 31,    December 31,   December 31,
                                             1998           1997           1996
                                             ----           ----           ----
AIM V.I. Aggressive Growth Fund*        $      2,983         N/A            N/A
AIM V.I. Balanced Fund*                 $      2,241         N/A            N/A
AIM V.I. Capital Appreciation Fund      $  1,017,185   $    644,279   $    405,056
AIM V.I. Capital Development Fund*      $      3,748         N/A            N/A
AIM V.I. Diversified Income Fund        $        282   $      2,818   $      1,670
AIM V.I. Global Utilities Fund          $     18,422   $     12,208   $     16,365
AIM V.I. Government Securities Fund     $     -0-      $     -0-   $        -0-
AIM V.I. Growth Fund                    $    876,546   $    621,467   $    578,444
AIM V.I. Growth and Income Fund         $  2,834,451   $  1,190,597   $    417,167
AIM V.I. High Yield Fund*               $     -0-            N/A            N/A
AIM V.I. International Equity Fund      $    814,499   $    605,318   $    557,527
AIM V.I. Money Market Fund              $     -0-      $     -0-   $        -0-
AIM V.I. Value Fund                     $  1,920,264   $  1,503,734   $  1,126,384

* Commissions paid are for the period May 1,1998 (date operations commenced) through December 31, 1998.


                        INVESTMENT STRATEGIES AND RISKS

         Information concerning each Fund's fundamental investment objective is set forth in the Prospectus under the heading "Investment Objectives and Strategies." There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the primary risks associated with that investment program are discussed in the Prospectus under the following headings: "Investment Objectives and Strategies" and "Principal Risks of Investing in the Funds". The following discussion of investment policies supplements the discussion of the investment strategies and risks set forth in the Prospectus.

         Set forth in this section is a description of each Fund's investment policies, strategies and practices. The investment objective(s) of each Fund, except the High Yield Fund, are deemed to be fundamental policies and, therefore, unless permitted by law, may not be changed without the approval of a majority of that Fund's outstanding shares (within the meaning of the 1940
Act). The Board of Directors on behalf of the High Yield

Fund is permitted to change the investment objective of that Fund without shareholder approval. Each Fund's investment policies, strategies and practices are not fundamental. The Board of Directors of the Company reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. However, shareholders will be notified before any material change in the investment policies become effective. Each Fund has adopted investment restrictions, some of which are fundamental and cannot be changed without shareholder approval. See "Investment Restrictions" in this Statement of Additional Information. Individuals considering the purchase of shares of any Fund should recognize that there are risks in the ownership of any security.

         AGGRESSIVE GROWTH FUND. The Fund will invest primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which, in the opinion of the Fund's investment advisor, are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small to medium-sized category (i.e., companies with a market capitalization within the range of small cap stocks in the Russell 2000 Index.) Management of the Fund will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the Fund may fluctuate widely. Any income received from securities held by the Fund will be incidental, and an investor should not consider a purchase of shares of the Fund as equivalent to a complete investment program. The Fund's portfolio is primarily comprised of securities of two basic categories: (a) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which Fund management believes are currently enjoying dramatic increase in profits. The Fund's strategy does not preclude investment in large, seasoned companies which in the judgement of AIM possess superior potential returns similar to companies with formative growth profiles. The Fund will also invest in established smaller companies (under $500 million in market capitalization) which offer exceptional value based upon substantially above average earnings growth potential relative to market value. The Fund may invest in non-equity securities, such as corporate bonds or U.S. Government obligations during periods when, in the opinion of AIM, prevailing market, financial, or economic conditions warrant, as well as when such holdings are advisable in light of a change in circumstances of a particular company or within a particular industry.

         BALANCED FUND. The Fund's objective is to achieve as high a total return to investors as possible, consistent with preservation of capital. The Fund seeks to achieve its objective by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds. Although equity securities will be purchased primarily for capital appreciation and fixed income securities will be purchased primarily for income purposes, income and capital appreciation potential will be considered in connection with all investments. The Fund normally will have a minimum of 30% and a maximum of 70% of its total assets invested in equity securities and a minimum of 30% and a maximum of 70% of its total assets invested in (non-convertible) fixed income securities. Most of such fixed income securities will be rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Rating Services ("S&P") or, in unrated, deemed to be of comparable quality by AIM, although the Fund may invest to a limited extent in lower-rated securities. (For a description of the various rating categories, see Appendix A to this Statement of Additional Information.) The fixed income securities in which the Fund invests may include U.S. Government obligations, mortgage-backed securities, asset-backed securities, bank obligations, corporate debt obligations and unrated obligations, including those of foreign issuers. The Fund may, in pursuit of its objective, invest up to 10% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P, which are commonly known as "junk bonds." See "Risk Factors -- Non-Investment Grade Debt Securities" for more information concerning the risk factors associated with investing in such securities. The Fund may also invest up to 25% of its total assets in convertible securities. Compliance with all of the above percentage requirements may limit the ability of the Fund to maximize total return. The actual percentage of the assets invested in equity and fixed income securities will vary from time to time, depending on the judgment of AIM as to general market and economic conditions and trends, yields and interest rates and changes in fiscal and monetary policies.

         CAPITAL APPRECIATION FUND. The Fund's investment objective is to seek capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies. AIM will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the Fund may fluctuate widely. Any income received from securities held by the Fund will be incidental, and an investor should not consider a purchase of shares of the Fund as equivalent to a complete investment program. The Capital Appreciation Fund's portfolio is primarily comprised of securities of two basic categories of companies: (1) "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings with excellent prospects for outstanding future growth, and (2) "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.

         CAPITAL DEVELOPMENT FUND. The Fund's investment objective is long-term capital appreciation. Production of income is incidental to this objective. The Fund's principal investments are in common stocks, convertible securities and bonds. There can, of course, be no assurance that the Fund will in fact achieve its objective since all investments are inherently subject to market risks.

         The Fund will invest primarily in securities of small and medium-sized companies (i.e., companies which fall in the smallest 85% by market capitalization of publicly traded companies in the United States). Among factors that AIM may consider when selecting investments in a company for the Fund are (i) the growth prospects for a company's products, (ii) the economic outlook for its industry, (iii) a company's new product development, (iv) its operating management capabilities, (v) the relationship between the price of the security and its estimated fundamental value, (vi) relevant market, economic and political environments and (vii) financial characteristics such as balance sheet analysis and return on assets. The Fund may invest in issuers making initial public offerings of their securities if AIM determines that the issuer has good prospects for growth.

         DIVERSIFIED INCOME FUND. The Fund's investment objective is to seek to achieve a high level of current income. The Fund will seek to achieve its investment objective by investing primarily in: (i) domestic and foreign corporate debt securities, (ii) U.S. Government securities, including U.S. Government Agency Mortgage-Backed Securities, (iii) foreign government securities and (iv) lower-rated or unrated high yield debt securities (commonly known as "junk bonds") of U.S. and foreign companies. Under normal circumstances, the Fund's assets will be invested in each of these four sectors. The Fund may invest up to 10% of its total assets in common stocks, preferred stocks, similar equity securities and convertible securities of U.S. and foreign companies. The Fund does not intend to invest more than 50% of its total assets in lower-rated or unrated high yield securities or more than 50% of its total assets in foreign debt securities. (For a description of the various rating categories of corporate debt securities in which the Fund may invest, see Appendix A to this Statement of Additional Information. For a description of U.S. Government Agency Mortgage-Backed Securities, see Appendix B to this Statement of Additional Information.) However, the Fund may from time to time invest up to 100% of its total assets in U.S. Government securities and, as a defensive measure, may invest up to 100% of its total assets in money market securities. For a discussion of the investment risks associated with investments in high yield securities and foreign securities, see "Risk Factors" in this Statement of Additional Information.

         GLOBAL GROWTH AND INCOME FUND. The Fund's investment objectives are long-term capital appreciation together with current income. In seeking those objectives, the Fund normally invests at least 65% of its total assets in a combination of blue-chip equity securities and high quality government bonds. The Fund considers an equity security to be "blue chip" if: (i) during the issuer's most recent fiscal year the security offered an above average dividend yield relative to the latest reported dividend yield on the Morgan Stanley Capital International World Index; and (ii) the total equity market capitalization of the issuer is at least $1 billion. Government bonds are deemed to be high quality if at the time of the Fund's investment they are rated within one of the two highest ratings categories of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), i.e., rated Aaa or Aa by Moody's or AAA or AA by S&P (or a comparable rating of any other nationally recognized statistical rating organizations "NRSROs") or, if unrated, are determined by AIM and INVESCO Asset Management Limited ("INVESCO") to be of comparable quality. (For a description of the various rating categories of corporate debt securities in which the Fund may invest, see Appendix A to this Statement of Additional Information.)

         Up to 35% of the Fund's assets may be invested in other equity securities, convertible securities and investment grade government and corporate debt obligations which AIM/INVESCO believes will assist the Fund in achieving its objectives.

         Equity securities that the Fund may purchase include common stocks, preferred stocks, and warrants to acquire such stocks and other equity securities. Government bonds that the Fund may purchase include debt obligations issued or guaranteed by the U.S. or foreign governments (including foreign states, provinces or municipalities) or their agencies, authorities or instrumentalities and debt obligations of supranational entities organized or supported by several national governments, such as the World Bank and the Asian Development Bank. The debt obligations held by the Fund may include debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities.

         Under normal market conditions, the Fund invests in the securities of issuers located in at least three different countries. Investments in securities of issuers in any one country other than the United States, will represent no more than 40% of the Fund's total assets. The Fund may purchase securities of an issuer located in one country but denominated in the currency of another country (or a multinational currency unit).

         AIM/INVESCO allocates the Fund's assets among securities of issuers located in countries where opportunities for meeting the Fund's investment objectives are expected to be the most attractive. The relative proportions of equity and debt securities held by the Fund at any one time will vary, and will depend upon AIM/INVESCO's assessment of global political and economic conditions and the relative strengths and weaknesses of the world equity and debt markets. To enable the Fund to respond to general economic changes and market conditions around the world, the Fund is authorized to invest up to 100% of its assets in either equity securities or debt securities.

         GLOBAL UTILITIES FUND. The Fund's investment objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies (either domestic or foreign). Under normal circumstances, at least 65% of the Fund's total assets will be invested in securities of public utility companies (either domestic or foreign). Public utility companies include companies that provide electricity, natural gas or water and other sanitary services to the public, and telephone or telegraph companies and other companies providing public communications services. The Fund may also invest in developing utility technology companies and in holding companies which derive a substantial portion of their revenues from utility-related activities. Generally, a holding company will be considered to derive a substantial portion of its revenues from utility-related activities if such activities account for at least 40% of its revenues. The Fund may invest up to 25% of its total assets in convertible securities. When AIM deems it appropriate, the Fund may also purchase the bonds of such companies. Investments in non-convertible bonds, however, will not exceed 25% of the Fund's total assets. The Fund may invest up to 10% of its total assets in lower-rated or unrated high yield securities. (For a description of the various rating categories of corporate debt securities in which the Fund may invest, see Appendix A to this Statement of Additional Information.) During the fiscal year ended December 31, 1998, the Fund invested less than 5% of its net assets in below investment grade debt securities. The Fund may also invest up to 80% of its total assets in securities of foreign companies, including investments in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and underlying securities of foreign issuers. For a discussion of the investment risks associated with investments in non-investment grade debt securities and foreign securities, see "Risk Factors" in this Statement of Additional Information.

         A portfolio of utility company securities is subject to a different degree of volatility than a more broadly diversified portfolio. Economic, operational or regulatory changes that affect utility companies will have a material impact upon the value of the securities that the Fund owns. Events, such as changing weather patterns, emergencies involving nuclear power plants, or rapidly changing fuel prices that have no direct connection with companies whose securities are owned by the Fund may affect the prices of those securities.

         Moreover, a portfolio of utilities industry securities is subject to the risks unique to that industry, such as inflationary or other increases in fuel and operating expenses, possible increases in the interest costs of loans needed for capital construction programs, compliance with environmental regulations, possible adverse changes in the regulatory climate and availability of fuel sources.

         GOVERNMENT SECURITIES FUND. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government. The government securities which may be purchased by the Fund include but are not limited to (1) U.S. Treasury obligations such as Treasury Bills (maturities of one year or less), Treasury Notes (maturities of one to ten years) and Treasury Bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("Agency Securities") which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, such as obligations of the Government National Mortgage Association ("GNMA"), (b) the right of the issuers to borrow an amount limited to a specific line of credit from the U.S. Treasury, such as obligations of the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank and the U.S. Postal Service or (c) the credit of the agency or instrumentality, such as obligations of the Federal Home Loan Mortgage Corporation ("FHLMC") and Federal Farm Credit System. Although their close relationship with the U.S. Government is believed to make them high-quality securities with minimal credit risks, the U.S. Government is not required by law to support the agencies and instrumentalities listed in (b) and (c), above. Accordingly, such securities may involve risk of loss of principal and interest; however, historically there have not been any defaults of such issues. For a listing of some of the types of Agency Securities in which the Fund may invest, see Appendix B to this Statement of Additional Information.

         The Fund's investments include high coupon U.S. Government Agency Mortgage-Backed Securities, which provide a higher coupon at the time of purchase than the prevailing market rate yield. The prices of high coupon U.S. Government Agency Mortgage-Backed Securities do not tend to rise as rapidly as those of traditional fixed rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing. The Fund may purchase such securities at a premium, which means that a faster principal prepayment rate than expected will reduce the market value of and income from such securities, while a slower prepayment rate will tend to increase the market value of and income from such securities.

         The composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon the determination of AIM and how best to further the Fund's investment objective. The Fund may invest in government securities of all maturities, short-term, intermediate-term and long-term. The Fund intends to maintain a dollar-weighted average portfolio maturity of between three and ten years. This policy regarding portfolio maturity is a non-fundamental policy of the Fund.

         GROWTH FUND. The Fund's investment objective is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies considered by AIM to have strong earnings momentum. Current income will not be an important criterion of investment selection, and any such income should be considered incidental. It is anticipated that common stocks will be the principal form of investment by the Fund. The Fund's portfolio is primarily comprised of securities of two basic categories of companies: (1) "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (2) "earnings acceleration" companies which Fund management believes are currently enjoying a dramatic increase in profits.

         GROWTH AND INCOME FUND. The Fund's investment objective is to seek growth of capital, with current income as a secondary objective. The Fund seeks to meet these objectives by investing at least 65% of its net assets in income-producing securities, including dividend-paying common stocks and convertible securities. The Fund's portfolio managers purchase securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that they believe have the potential for above-average growth in earnings and dividends. The Fund's portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential or the capacity to generate income.

         HIGH YIELD FUND. The Fund's objective is to achieve a high level of current income. The Fund seeks to achieve its objective by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds). The Fund seeks high income principally by purchasing securities that are rated Baa, Ba or B by Moody's or BBB, BB, or B by S&P, or securities of comparable quality in the opinion of AIM that are either unrated or rated by other NRSROs1. (For a description of the various rating categories, see Appendix A to this Statement of Additional Information.) The Fund may also hold, from time to time, securities rated Caa by Moody's or CCC by S&P, or if unrated or rated by other NRSROs, securities of comparable quality as determined by AIM. It should be noted, however, that achieving the Fund's investment objective may be more dependent on the credit analysis of AIM, and less on that of credit rating agencies, than may be the case for funds that invest in more highly rated bonds. At least 80% of the value of the Fund's total assets will be invested in debt securities, including convertible debt securities, and/or cash and cash equivalents. At least 65% of the value of the Fund's assets will be invested in high yield debt securities. The Fund may also invest in preferred stocks.

         While the securities held by the Fund are expected to provide greater income and, possibly, opportunity for greater gain than investments in more highly rated securities, they may be subject to greater risk of loss of income and principal and are more speculative in nature. The Fund's yield and the net asset value of its shares may be expected to fluctuate over time. Therefore, an investment in the Fund may not be appropriate for some investors and should not constitute a complete investment program for others. See "Risk Factors -- Non-Investment Grade Debt Securities."

         The Fund may invest in both illiquid securities and securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. See "Illiquid Securities" for further information regarding such investments.

         INTERNATIONAL EQUITY FUND. The Fund's investment objective is to seek to provide long-term growth of capital by investing in a diversified portfolio of international equity securities the issuers of which are considered by AIM to have strong earnings momentum. Any income realized by the Fund will be incidental and will not be an important criterion in the selection of portfolio securities.

         In managing the Fund, AIM seeks to apply to a diversified portfolio of international equity securities substantially the same investment strategy which it applies to the Growth Fund with respect to that Fund's

---------------------

1 "Requisite NRSRO" shall mean (a) any two nationally recognized statistical rating organizations that have issued a rating with respect to a security or class of debt obligations of an issuer, or
         (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time of the Fund acquires the security; that NRSRO. At present the NRSROs are: Standard & Poor's Corp., Moody's Investors Service, Inc., Thomson Bankwatch, Duff and Phelps, Inc., Fitch IBCA, Inc. and, with respect to certain types of securities, IBCA Ltd and its subsidiary, IBCA, Inc. Subcategories or gradations in ratings (such as "+" or "-") do not count as rating categories.

investment in United States equities markets. The Fund will utilize to the extent practicable a fully managed investment policy providing for the selection of securities which meet certain quantitative standards determined by AIM. AIM will review carefully the earnings history and prospects for growth of each company considered for investment by the Fund. It is expected that the Fund's portfolio, when fully invested, will generally be comprised of two basic categories of foreign companies: (1) "core" companies, which AIM considers to have experienced consistent long-term growth in earnings and to have strong prospects for outstanding future growth, and (2) companies that AIM believes are currently experiencing a greater than anticipated increase in earnings. If a particular foreign company meets the quantitative standards determined by AIM, its securities may be acquired by the Fund regardless of the location of the company or the percentage of the Fund's investments in the company's country or region. However, AIM will also consider other factors in making investment decisions for the Fund, including such factors as the prospects for relative economic growth among countries or regions, economic and political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. For a discussion of the investment risks associated with investments in foreign securities, see "Risk Factors" in this Statement of Additional Information.

         MONEY MARKET FUND. The Fund's investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The Fund seeks to achieve its objective by investing in a diversified portfolio of high quality U.S. dollar denominated money market instruments and other similar instruments with maturities of 397 days or less from the date of purchase, and will maintain a dollar weighted-average portfolio maturity of 90 days or less. Securities subject to repurchase agreements may bear longer maturities.

         The Fund invests in a broad range of U.S. Government and foreign government obligations, and bank and commercial instruments that may be available in the money markets. Such obligations include U.S. Treasury obligations and repurchase agreements secured by such obligations. The Money Market Fund intends to invest in bankers' acceptances, certificates of deposit, repurchase agreements, time deposits, variable rate master demand notes, taxable municipal securities and commercial paper, and U.S. Government direct obligations and U.S. Government agencies' securities. Bankers acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. All of these instruments, which are collectively referred to as "Money Market Obligations," are briefly described in Appendix C to this Statement of Additional Information.

         The Fund will limit investments in Money Market Obligations to those which are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Generally "First Tier" securities are securities that are rated in the highest rating category by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by AIM (under the supervision of and pursuant to guidelines established by the Board of Directors) to be comparable quality to a rated security that meets the foregoing quality standards. For a more complete definition of a "First Tier" security, see "Money Market Obligations" in this Statement of Additional Information.

         The Money Market Fund may invest up to 100% of its total assets in obligations issued by banks. While the Fund will limit its investments in bank instruments to U.S. dollar denominated obligations, it may invest in Eurodollar obligations (i.e., U.S. dollar-denominated obligations issued by a foreign branch of a domestic bank), Yankee dollar obligations (i.e., U.S. dollar-denominated obligations issued by a domestic branch of a foreign bank) and obligations of foreign branches of foreign banks. The Money Market Fund will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 25% of its total assets at the time of purchase, provided that there is no limitation upon the Fund's investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligation is unconditionally liable in the event that the foreign branch for any reason fails to pay on the Eurodollar obligation; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. For a discussion of the risks pertaining to investments in foreign securities, see "Risk Factors" in this Statement of Additional Information.

         TELECOMMUNICATIONS FUND. The Fund's investment objective is long-term growth of capital. It seeks its objective by investing primarily in equity securities of companies throughout the world engaged in the development, manufacture or sale of telecommunications services or equipment.

         At least 65% of the Fund's total assets normally will be invested in common and preferred stocks and warrants to acquire such stocks issued by telecommunications companies. A "telecommunications company" is an entity in which (i) at least 50% of either its revenues or earnings was derived from telecommunications activities, or (ii) at least 50% of its assets was devoted to telecommunications activities, based on the issuer's most recent fiscal year. The remainder of the assets of the Fund may be invested in debt securities issued by telecommunications companies and/or equity and debt securities of companies outside of the telecommunications industry which, in the opinion of AIM, stand to benefit from developments in the telecommunications industries. (For a description of the various rating categories of corporate debt securities in which the Fund may invest, see Appendix A to this Statement of Additional Information). The Fund may, in pursuit of its objective, invest up to 5% of its total assets in below investment grade debt securities. See "Risk Factors -- Non-Investment Grade Debt Securities" for more information concerning the risk factors associated with investing in such securities.

         The Fund may invest substantially in securities denominated in one or more currencies. Under normal conditions, the Fund invests in the equity securities of issuers located in at least three different countries, including the United States. No more than 40% of the Fund's total assets will be invested in securities of issuers in any one country other than the United States.

         Telecommunications companies cover a variety of sectors, ranging from companies concentrating on established technologies to those primarily engaged in emerging or developing technologies. The characteristics of companies focusing on the same technology will vary among countries depending upon the extent to which the technology is established in the particular country. AIM will allocate the Fund's investments among these sectors depending upon its assessment of their relative long-term growth potentials.

         The Fund will invest primarily in issuers engaged in designing, developing or providing the following products and services: communications equipment and services (including equipment and services for both data and voice transmission); electronic components and equipment; broadcasting (including television and radio , satellite, microwave and cable television and narrowcasting); computer equipment, mobile communications and cellular radio/paging; electronic mail; local and wide area networking and linkage of word and data processing systems; publishing and information systems; videotext and teletext; and emerging technologies combining telephone, television and/or computer systems.

         Telecommunications is a global industry with significant, growing markets outside of the United States. A sizeable proportion of the companies that comprise the telecommunications industry are headquartered outside of the United States. From time to time, however, a significant portion of the Fund's assets may be invested in the securities of domestic issuers.

         AIM uses its financial expertise in markets located throughout the world in attempting to identify those countries and telecommunications companies then providing the greatest potential for long-term capital appreciation. In this fashion, AIM and the Fund seek to enable shareholders to capitalize on the substantial investment opportunities and the potential for long-term growth of capital presented by the global telecommunications industry. AIM will allocate the Fund's assets among securities of countries and in currency denominations and industry sectors where opportunities for meeting the Fund's investment objective are expected to be the most attractive.

         AIM believes that there are opportunities for continued growth in demand for components, products, media and systems to collect, store, retrieve, transmit, process, distribute, record, reproduce and use information. The pervasive societal impact of communications and information technologies has been accelerated by the lower costs and higher efficiencies that result from the blending of computers with telecommunications systems. Accordingly, companies engage in the production of methods for using electronic and, potentially, video technology to communicate information are expected to be important in the Fund's portfolio. Older technologies, such as photography and print, also may be represented, however.

         VALUE FUND. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective and would be satisfied principally from the income (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks that make up the Fund's portfolio. The Fund should not be purchased by those who seek income as their primary investment objective.

         In addition to the securities described above, the Fund may also acquire preferred stocks and debt instruments having prospects for growth of capital. Although these different types of securities can be expected to generate amounts of income to satisfy the Fund's secondary objective, they will be purchased for their potential for growth of capital.

         The primary thrust of AIM's search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the price of the company's equity securities; and (4) companies whose equity securities are selling at prices that do not reflect the current market value of its assets and where there is reason to expect realization of this potential in the form of increased equity values.


                  CERTAIN INVESTMENT STRATEGIES AND TECHNIQUES

         Each of the Funds has the flexibility to invest, to the extent described below, in a variety of instruments designed to enhance its investment capabilities. Each of the Funds may invest in money market obligations, foreign securities (including ADRs and EDRs), repurchase agreements, reverse repurchase agreements, taxable municipal securities, illiquid securities and Rule 144A securities; the Diversified Income Fund and the Government Fund may invest in U.S. Government Agency Mortgage-Backed Securities; each of the Funds may purchase or sell securities on a delayed delivery or when-issued basis and may borrow money; each of the Funds, other than the Money Market Fund, may lend portfolio securities and make short sales "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any further consideration.

         Each of the Funds, other than the Money Market Fund, may write (i.e., sell) "covered" put and call options and buy put and call options on domestic and foreign securities, securities indices and currencies. Each of the Funds, other than the Money Market Fund, may use exchange-traded financial futures contracts, options thereon, and forward contracts as a hedge to protect against possible changes in market values. A brief description of these investment instruments and their risks appears below. See "Hedging and Other Investment Techniques" in this Statement of Additional Information for more detailed information.

MONEY MARKET OBLIGATIONS

         When deemed appropriate for temporary or defensive purposes, each of the Funds may hold cash or cash equivalent Money Market Obligations. Of course, the Money Market Fund invests exclusively in Money Market Obligations. While none of the Funds other than the Money Market Fund is required by regulation or fundamental policy to limit such investments to those which, at the date of purchase, are "First Tier" securities as that term is defined in Rule 2a-7 under the 1940 Act, it is the current intention of AIM to limit such investments to those securities which, at the time of purchase, are considered "First Tier" securities or securities which AIM has determined to be of comparable credit quality. To the extent that a Fund invests to a significant degree in these instruments, its ability to achieve its investment objectives may be adversely affected.

         In addition to the Money Market Obligations described above, as a temporary or defensive measure, and without regard to their respective investment objectives, AIM, or AIM/INVESCO for the Global Growth and Income Fund may invest all or substantially all of the assets of the Aggressive Growth Fund, the Balanced Fund, the Diversified Income Fund, the Global Growth and Income Fund, the Global Utilities Fund, the High Yield Fund, the International Fund and the Telecommunications Fund in cash or Money Market Obligations, including repurchase agreements, denominated in foreign currencies.

         As set forth in the Prospectus, the Money Market Fund will limit its purchases of Money Market Obligations to U.S. dollar denominated securities which are "First Tier" securities, as such term is defined from time to time in Rule 2a-7 under the 1940 Act. A First Tier Security is generally a security that: (i) has received a short-term rating, or is subject to a guarantee that has received a short-term rating, or, in either case, is issued by an issuer with a short-term rating from the Requisite NRSROs in the highest short-term rating category for debt obligations; (ii) is an unrated security that the Fund's investment adviser has determined are of comparable quality to a rated security described in (i); (iii) is a security issued by a registered investment company that is a money market fund; or (iv) is a Government Security.

         Subsequent to its purchase by the Fund, an issue of Money Market Obligations may cease to be a First Tier security. Subject to certain exceptions set forth in Rule 2a-7, such an event will not require the elimination of the security from the Fund, but AIM will consider such an event to be relevant in its determination of whether the Fund should continue to hold the security.

REPURCHASE AGREEMENTS

         Each of the Funds may enter into repurchase agreements with institutions believed by the Company's Board of Directors to present minimal credit risk. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement (such as the sellers' failure to repurchase the obligation in accordance with the terms of the agreement), a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. Repurchase agreements are considered to be loans by the Fund under the 1940 Act. Repurchase agreements will be secured by U.S. Treasury securities, U.S. Government agency securities (including, but not limited to, those which have been stripped of their interest payments and mortgage-backed securities) and commercial paper.

         Although the underlying collateral for repurchase agreements may have maturities exceeding one year, the Funds will not enter into repurchase agreements expiring in more than seven days. The Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Repurchase agreements are considered to be loans by the Fund under the 1940 Act. Securities subject to repurchase agreements will be held in the custodian's account with the Federal Book-Entry System on behalf of the Fund.

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES

         The Diversified Income Fund and the Government Fund may invest in U.S. Government Agency Mortgage-Backed Securities. These securities are obligations issued or guaranteed by the Untied States

Government or by one of its agencies or instrumentalities, including but not limited to GNMA, FNMA, or FHLMC. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any principal prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and servicers of the underlying mortgage loans. GNMA, FNMA and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC Gold Participation Certificates now guarantee timely payment of monthly principal reductions. Although their close relationship with the U.S. Government is believed to make them high-quality securities with minimal credit risks, the U.S. Government is not obligated by law to support either FNMA or FHLMC. However, historically there have not been any defaults of FNMA or FHLMC issues. See Appendix B for a more complete description of GNMA securities.

         Mortgage-backed securities consist of interests in underlying mortgages generally with maturities of up to thirty years. However, due to early unscheduled payments of principal of the underlying mortgages, the securities have a shorter average life and, therefore, less volatility than a comparable thirty-year bond. The value of U.S. Government Agency Mortgage-Backed Securities, like other traditional debt instruments, will tend to move in the opposite direction compared to interest rates.

CONVERTIBLE SECURITIES

         To the extent consistent with their respective investment objectives, each of the Funds (except the Money Market Fund) may invest in convertible securities. Convertible securities usually consist of corporate debt securities or preferred stock that may in certain circumstances be converted into a predetermined number of shares of another form of that issuer's equity, usually common stock. Convertible securities consequently often involve attributes of both debt and equity instruments, and investment in such securities requires analysis of both credit and stock market risks. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. Although the Funds will only purchase convertible securities that AIM considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, each applicable Fund invests in such securities without regard to corporate bond ratings.

REAL ESTATE INVESTMENTS TRUSTS ("REITS")

         To the extent consistent with their respective investment objectives and policies, each of the Funds (except the Government Fund, International Fund and Money Market Fund) may invest in equity and/or debt securities issued by REITs. Such investments will not exceed (i) 25% of the total assets of Aggressive Growth Fund, Balanced Fund, Capital Appreciation Fund, Capital Development Fund, Global Utilities Fund, Growth Fund, Growth and Income Fund and Value Fund; and (ii) 10% of the total assets of Diversified Income Fund and High Yield Fund.

         REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interest therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

         To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

FOREIGN SECURITIES

         To the extent consistent with their respective investment objectives, each of the Funds may invest in foreign securities. It is not anticipated that such foreign securities will constitute more than: (i) 20% of the value of the total assets of the Balanced Fund, the Capital Appreciation Fund, the Government Fund, the Growth Fund and the Growth and Income Fund; (ii) 25% of the value of the total assets of the Aggressive Growth Fund, the Capital Development Fund, the High Yield Fund and the Value Fund; (iii) 50% of the value of the total assets of the Diversified Income Fund and the Money Market Fund (however, the Money Market Fund may only invest in foreign securities denominated in U.S. dollars); (iv) 75% of the value of the total assets of the Telecommunications Fund; (v) 80% of the value of the total assets of the Global Utilities Fund; and (vi) 90% of the value of the total assets of the Global Growth and Income Fund. The International Fund will invest at least 70% of its total assets in foreign securities.

         The Diversified Income Fund may invest in debt obligations which may be denominated in the U.S. dollar or in other currencies issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank, Asian Development Bank and European Economic Community), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities. The Diversified Income Fund may also invest in debt obligations issued by corporations denominated in non-U.S. dollar currencies. No more than 25% of the Diversified Income Fund's total assets, at the time of purchase, will be invested in government securities of any one foreign country. At the present time, AIM does not intend to invest more than 10% of the Diversified Income Fund's total assets in securities issued by foreign governments or foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. Investments in emerging markets or developing countries involve exposure to economic structures that are generally less diverse and mature and to political systems which can be expected to have less stability than those of more developed countries. Such countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade only a small number of securities. Historical experience indicates that emerging markets have been more volatile than the markets of more mature economies; such markets have also from time to time provided higher rates of return and greater risks to investors. AIM believes that these characteristics of emerging markets can be expected to continue in the future.

         The Global Utilities Fund may invest up to 80% of its total assets in securities of foreign companies, including investments in ADRs, EDRs and other securities representing underlying securities of foreign issuers. Under normal market conditions, the Global Utilities Fund will be invested in securities of issuers located in at least four countries, one of which will be the United States, although for defensive purposes, it may invest 100% of its total assets in securities of U.S. issuers. In some foreign countries, utility companies are partially owned by government agencies. In some cases, foreign government agencies may have significant investments in businesses other than utility companies. Also, investments in securities of foreign issuers may involve other risks which are not ordinarily associated with investments in domestic issuers. See "Risk Factors" in this Statement of Additional Information. In addition, investors should also be aware that the Global Utilities Fund may invest in companies located within emerging or developing countries.

         Under normal market conditions the International Fund will invest at least 70% of its total assets in marketable equity securities (including common and preferred stock and depositary receipts for stock) and may invest up to 20% of its total assets in securities exchangeable for or convertible into stock or foreign companies.

         Under normal market conditions, the International Fund intends to invest in the securities of foreign companies located in at least four countries outside the United States. The International Fund will emphasize investment in foreign companies in the developed countries of Western Europe and the Pacific Basin, but the Fund may also invest to a lesser extent in the securities of companies located in developing countries in various regions of the world. At the present time, AIM does not intend to invest more than 20% of the International Fund's total assets in securities issued by foreign governments or foreign companies located in developing countries. For a discussion of the risks pertaining to investments in foreign obligations, see "Risk Factors" in this Statement of Additional Information.

FOREIGN EXCHANGE TRANSACTIONS

         Purchases and sales of foreign securities are usually made with foreign currencies, and consequently the Funds (except the Government Fund and the Money Market Fund) may from time to time hold cash balances in the form of foreign currencies and multinational currency units. Such foreign currencies and multinational currency units will usually be acquired on a spot (i.e. cash) basis at the spot rate prevailing in foreign exchange markets and will result in currency conversion costs to the Fund. A Fund attempts to purchase and sell foreign currencies on as favorable a basis as practicable; however, some price spread on foreign exchange transactions (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another, or when U.S. Dollars are used to purchase foreign securities. Certain countries could adopt policies which would prevent the Fund from transferring cash out of such countries, and the Fund may be affected either favorably or unfavorably by fluctuations in relative exchange rates while the Fund holds foreign currencies.

ADRS AND EDRS

         To the extent consistent with their respective investment objectives each of the Funds (except the International Fund which is discussed separately above) may also invest in securities which are in the form of ADRs, EDRs or other securities representing underlying securities of foreign issuers. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. ADRs, EDRs and other securities representing underlying securities of foreign issuers are treated as foreign securities for purposes of determining the applicable limitation on investment in foreign securities.

LENDING OF PORTFOLIO SECURITIES

         Each Fund (except the Money Market Fund) may, from time to time, lend securities from their respective portfolios, with a value not exceeding 33_% of their respective total assets, to banks, brokers and other financial institutions, and receive in return collateral in the form of liquid assets which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under each such Fund's investment program. While the securities are being lent, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. A Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. During the period of the loan, the applicable Fund receives the income on both the loaned securities and the collateral (or a fee) and thereby increases its yield. In the event that the borrower defaults on its obligation to return loaned securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the loaned securities. Loans will only be made to persons deemed by AIM to be of good standing and will not be made unless, in the judgment of AIM, the consideration to be earned from such loans would justify the risk.

REVERSE REPURCHASE AGREEMENTS

         Reverse repurchase agreements involve the sale by the Fund of portfolio securities, with an agreement that the Fund will repurchase the securities at an agreed upon price, date and interest payment. Each Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements;
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price. Each of the Funds may enter into reverse repurchase agreements in amounts not exceeding 33_% of the value of their respective total assets. Reverse repurchase agreements involve the risk that the market value of securities retained by a Fund in lieu of liquidating may decline below the repurchase price of the securities sold by the Fund which is obligated to repurchase. This risk, if encountered, could cause a reduction in the net asset value of the Fund's shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. See "Borrowing" in this Statement of Additional Information for percentage limitations on borrowings.

DELAYED DELIVERY AGREEMENTS AND WHEN-ISSUED SECURITIES

         Each Fund may enter into delayed delivery agreements and may purchase securities on a "when-issued" basis.

         Delayed delivery agreements involve commitments by each such Fund to dealers or issuers to acquire securities or instruments at a specified future date beyond the customary settlement date for such securities. These commitments fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, AIM can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of the Fund and may enter into delayed delivery agreements to assure that the Fund will be as fully invested as possible in instruments meeting its investment objective. Until the settlement date, the Fund will segregate cash or other liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery securities. The delayed delivery securities, which will not begin to accrue interest until the settlement date, will be recorded as an asset of the Fund and will be subject to the risks of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Fund until settlement. If cash is not available to the Fund at the time of settlement, the Fund may be required to dispose of portfolio securities that it would otherwise hold to maturity in order to meet its obligation to accept delivery under a delayed delivery agreement. The Board of Directors has determined that entering into delayed delivery agreements does not present a materially increased risk of loss to shareholders, but the Board of Directors may restrict the use of delayed delivery agreements if the risk of loss is determined to be material or if it affects the constant net asset value of the Money Market Fund.

         Many new issues of debt securities are offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Funds will only make commitments to purchase such debt securities with the intention of actually acquiring such securities, but the Funds may each sell these securities before the settlement date if it is deemed advisable. The Fund holds, and maintains until the settlement date segregated liquid assets of a dollar value sufficient at all times to make payment for the when-issued securities. The securities will be marked-to-market and additional assets will be segregated if necessary to maintain adequate coverage of the when-issued commitments.

         Securities purchased on a when-issued basis and the securities held in the Funds' portfolios are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates rise). Therefore, if, in order to achieve higher interest income, a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then-available cash flow, by sale of the segregated securities, by the sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the applicable Fund's payment obligation).

         A sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income taxes. The value of when-issued securities on the settlement date may be more or less than the purchase price.

         If a Fund enters into a delayed delivery agreement or purchases a when-issued security, the Fund will direct its custodian bank to segregate liquid assets in an amount equal to its delayed delivery agreements or when-issued commitments. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the account will equal the amount of such Fund's delayed delivery agreements and when-issued commitments. To the extent that funds are segregated, they will not be available for new investment or to meet redemptions. Investment in securities on a when-issued basis and use of delayed delivery agreements may increase the Fund's exposure to market fluctuation, or may increase the possibility that the Fund will incur a short-term loss, if the Fund must engage in portfolio transactions in order to honor a when-issued commitment or accept delivery of a security under a delayed delivery agreement. The Fund will employ techniques designed to minimize these risks. No additional delayed delivery agreements or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's net assets would become so committed.

         The Government Fund may engage in buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

DOLLAR ROLL TRANSACTIONS

         In order to enhance portfolio returns and manage prepayment risk, the Diversified Income Fund and the Government Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayments histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security.

         Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. See "Borrowing," below for the applicable limitation on dollar roll transactions.

BORROWING

         Each of the Funds may borrow money to a limited extent from banks (including the Funds' custodian bank) for temporary or emergency purposes subject to the limitations under the 1940 Act. Each Fund will restrict borrowings, reverse repurchase agreements and dollar roll transactions to an aggregate of 33-1/3% of the Fund's total assets at the time of the transaction. No Fund will purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

ILLIQUID SECURITIES

         None of the Funds will invest more than 15% of their respective net assets in illiquid securities, including restricted securities which are illiquid. The Money Market Fund will not invest more than 10% of its net assets in illiquid securities.

SPECIAL SITUATIONS

         Although the Capital Appreciation Fund does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

WARRANTS

         The Aggressive Growth Fund, the Capital Development Fund, the Global Growth and Income Fund, the Growth and Income Fund and the Telecommunications Fund may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

SHORT SALES

         Each of the Funds (except the Money Market Fund) may enter into short sales transactions from time to time. None of these Funds will make short sales of securities nor maintain a short position unless at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by each of the Funds for the purpose of deferring recognition of gain or loss for federal income tax purposes. In no event may more than 10% of the value of any such Fund's total assets be deposited or pledged as collateral for such sales at any time.

RULE 144A SECURITIES

         Each of the Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities," the Funds may each purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above under "Illiquid Securities," provided that a determination is made that such securities have a readily available trading market. AIM will determine the liquidity of Rule 144A securities under the supervision of the Company's Board of Directors. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

INVESTMENT IN OTHER INVESTMENT COMPANIES

         Each of the Funds may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment adviser (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of such Fund. With respect to a Fund's purchase of shares of the Affiliated Money Market Funds, the Fund will indirectly pay the advisory fees and other operating expenses of the Affiliated Money Market Funds.

TEMPORARY DEFENSIVE INVESTMENTS

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Funds may temporarily hold all or a portion of its assets in cash, money market instruments, bonds, or other debt securities. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes. For a description of the various rating categories of corporate bonds and commercial paper in which the Funds may invest, see the Appendix to this Statement of Additional Information.

ASSET ALLOCATION AMONG COUNTRIES

         The Global Growth and Income Fund currently contemplates that it will invest principally in securities of issuers in the United States, Canada, Japan, the Western European nations, New Zealand and Australia, and it may invest in securities denominated in more than one currency.

UTILITIES INDUSTRY

         The following is a general description of the particular types of utilities industries in which the Global Utilities Fund may invest.

         Electric Utility Industry. Electric utilities are heavily regulated. Local rates are subject to the review of state commissions, and sales either between companies or that cross state lines are subject to review by the Federal Energy Regulatory Commission. The industry is also subject to regulation by the SEC under the Public Utility Holding Company Act of 1935. In addition, companies constructing or operating nuclear powered generating stations are subject to extensive regulation by the Nuclear Regulatory Commission.

         Electric utility companies are also subject to extensive local regulation in environmental and site location matters. Future legislation with regard to the issues of acid rain and toxic and radioactive wastes could have a significant impact on the manner in which utility companies conduct their business, and the costs that they incur. Since the late 1970s, investor-owned utilities have experienced a number of unfavorable regulatory trends, including increased regulatory resistance to price increases and new legislation encouraging competition.

         Electric utilities have recently become subject to competition in varying degrees. This competition can have the effect of decreasing revenues and profit margins.

         Natural Gas Industry. The natural gas industry is comprised primarily of many small distribution companies and a few large interstate pipeline companies. The Public Utility Holding Company Act of 1935 has generally acted as a bar to the consolidation of pipeline and distribution companies. Regulation of these companies is similar to that of electric companies. The performance of natural gas utilities may also be substantially affected by fluctuations in energy prices. Competition in the natural gas industry has resulted in the consolidation of the industry.

         Communications Industry. Most of the communications industry capacity is concentrated in the hands of a few very large publicly-held companies, unlike the situation in the electric and gas industries. Significant risks for the investor to overcome still exist, however, including risk relating to pricing at marginal versus embedded cost. New entrants may have lower costs of material due to newer technologies or lower standards of reliability than those heretofore imposed by American Telephone & Telegraph ("AT&T") on the industry. Accordingly, the marginal cost of incremental service is much lower than the costs embedded in an existing network. Communications companies are not subject to the Public Utility Holding Company Act of 1935.

         Interstate communications service may be subject to Federal Communications Commission regulation. Local service may be regulated by the states. In addition, AT&T and its former subsidiaries are still subject to judicial review pursuant to the settlement of the antitrust case brought against them by the Department of Justice.

         Water Utility Industry. The water utility industry is composed of regulated public utilities that are involved in the distribution of drinking water to densely populated areas. The industry is geographically diverse and subject to the same rate base and rate of return regulations as are other public utilities. Demand for water is most heavily influenced by the local weather, population growth in the service area and new construction. Supplies of clean, drinkable water are limited and are primarily a function of the amount of past rainfall.

         Other. In addition to the particular types of utilities industries described above, the Fund may invest in developing utility technology companies (such as cellular telephone, fiber optics and satellite communications firms) and in holding companies which derive a substantial portion of their revenues from utility-related activities.



                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

INTRODUCTION

         Each of the Funds (except the Money Market Fund) may each use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

         The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract, forward contract or option thereon at any particular time.

         (5) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

COVER

         Transactions using forward contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

WRITING CALL OPTIONS

         Each of the Funds may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a call option, a Fund would have the obligation to deliver the underlying security, cash or currency (depending on the type of derivative) to the holder (buyer) at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of a Fund continues, it may be assigned an exercise notice, requiring it to deliver the underlying security, cash or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

         When writing a call option a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security, contract or currency above the exercise price, and retains the risk of loss should the price of the security, contract or currency decline. Unlike one who owns securities, contracts or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, contracts or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

         Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

WRITING PUT OPTIONS

         Each of the Funds may write (sell) covered put options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a put option, a Fund would have the obligation to buy the underlying security, contract or currency (depending on the type of derivative) at the exercise price at any time until (American style) or on (European style) the expiration date. This obligation terminates upon the expiration of the put option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

         A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency. The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

PURCHASING PUT OPTIONS

         Each of the Funds may purchase covered put options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a put option, a Fund would have the right to sell the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

         A Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon exercise of said option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.

         A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

PURCHASING CALL OPTIONS

         Each of the Funds may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a call option, a Fund would have the right to purchase the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

         Call options may be purchased by a Fund for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security, contract or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

OVER-THE-COUNTER OPTIONS

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

 The staff of the SEC considers purchased OTC options (i.e., the market value of the option) to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

INDEX OPTIONS

         Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

LIMITATIONS ON OPTIONS

         A Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

         Each of the Funds may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Future is outstanding.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Securities" in this Statement of Additional Information.

         Closing out an open Future is effected by entering into an offsetting Future for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Future at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Future.

         A Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         "Margin" with respect to Futures is the amount of funds that must be deposited by a Fund in order to initiate Futures trading and maintain its open positions in Futures. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Future is set by the exchange on which the Future is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Future or an option on a Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

OPTIONS ON FUTURES CONTRACTS

         Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account.

FORWARD CONTRACTS

         A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

         To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

                                  RISK FACTORS

Investors should consider carefully the following special factors before investing in any of the Funds.

SMALL CAPITALIZATION COMPANIES

         Investors should realize that equity securities of small to medium-sized companies may involve greater risk than is associated with investing in more established companies. Small to medium-sized companies often have limited product and market diversification, fewer financial resources or may be dependent on a few key managers. Any one of the foregoing may change suddenly and have an immediate impact on the value of the company's securities. Furthermore, whenever the securities markets are experiencing rapid price changes due to national economic trends, secondary growth securities have historically been subject to exaggerated price changes.

NON-INVESTMENT GRADE DEBT SECURITIES

         The Balanced Fund, the Diversified Income Fund, the High Yield Fund, and to a lesser extent the Global Utilities Fund and the Telecommunications Fund, seek to meet their respective investment objectives by investing in non-investment grade debt securities, commonly known as "junk bonds." While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than higher-rated securities. Economic downturns tend to disrupt the market for junk bonds and adversely affect their values. Such economic downturns may be expected to result in increased price volatility for junk bonds and of the value of shares of the above-named Funds, and increased issuer defaults on junk bonds.

         In addition, many issuers of junk bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, junk bonds are subordinated to the prior payment of senior indebtedness, which potentially limits a Fund's ability to fully recover principal or to receive payments when senior securities are subject to a default.

         The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. Junk bonds have speculative characteristics which are likely to increase in number and significance with each successive lower rating category.

         When the secondary market for junk bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult for the Company's directors to value a Fund's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market also may affect a Fund's ability to dispose of such securities at desirable prices.

         In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds without regard to their investment merits, thereby decreasing the asset based upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments, than those of higher-rated debt securities.

FOREIGN SECURITIES

         Investments by a Fund in foreign securities whether denominated in U.S. dollars or foreign currencies, may entail the following risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         CURRENCY RISK. The value of the Fund's foreign investments may be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain established a common European currency known as the "euro" and each members's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by the Fund.

         POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

         REGULATORY RISK. Foreign companies are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

         MARKET RISK. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies and governments may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative difficulties (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         In addition, there are risks associated with certain investment strategies employed by the Funds as discussed in the previous section.

NON-DIVERSIFIED PORTFOLIO (GLOBAL UTILITIES FUND ONLY)

         The Global Utilities Fund is a non-diversified portfolio, which means that it may invest a greater proportion of its assets in the securities of a smaller number of issuers and therefore may be subject to greater market and credit risk than a more broadly diversified portfolio. (A diversified portfolio may not invest more than 5% of its assets in obligations of one issuer, with respect to 75% of its total assets.)


                            INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

         The following restrictions apply to all of the Funds and are fundamental. Unless permitted by law, they will not be changed for any Fund without approval of that Fund's voting securities.

         None of the Funds will:

         (1) invest for the purpose of exercising control over or management over a company except that each Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

         (2) act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter for purposes of the 1933 Act;

         (3) purchase or sell real estate or any interest therein, except that each Fund may, as appropriate and consistent with its investment policies and other investment restrictions, invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities of issuers that engage in real estate operations or interests therein, and may hold and sell real estate acquired as a result of ownership in such securities;

         (4) purchase or sell commodity contracts, except that each Fund may, as appropriate and consistent with its investment policies and other investment restrictions, enter into futures contracts on securities, securities indices and currency, options on such futures contracts, forward foreign currency exchange contracts, forward commitments and repurchase agreements;

         (5) make loans, except for collateralized loans of portfolio securities in an amount not exceeding 33-1/3% of the applicable Fund's total assets. This restriction does not prevent a Fund from purchasing government obligations, short-term commercial paper, or publicly traded debt, including bonds, notes, debentures, certificates of deposit, bankers acceptances and equipment trust certificates, nor does this restriction apply to loans made under insurance policies, or through entry into repurchase agreements, to the extent they may be viewed as loans;

         (6) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets at market value at the time of each investment, except that the Money Market Fund may invest up to 100% of its assets in obligations issued by banks. This limitation does not apply to the Global Utilities Fund or to investments in obligations of the U.S. Government or any of its agencies or instrumentalities but will apply to foreign government obligations unless the Securities and Exchange Commission permits their exclusion;

         (7) issue senior securities, except to the extent permitted by the 1940 Act, including permitted borrowings; and

         (8) purchase securities of an issuer (other than investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or except that each Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order), if as a result with respect to 75% of the value of the Fund's total assets, taken at market value, (i) more than 5% of the Fund's total assets taken at market value would be invested in the securities of such issuer, except that up to 25% of the Fund's total assets may be invested in securities issued or guaranteed by any foreign government or its agencies or instrumentalities, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. As a matter of operating policy, the Money Market Fund will invest no more than 5% of the value of that Fund's total assets in securities, other than U.S. Government securities of any one issuer, except that the Money Market Fund may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer for a period of up to three business days after the purchase of such security. This restriction does not apply to the Global Utilities Fund.

         Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as that Fund.

NON-FUNDAMENTAL RESTRICTIONS

         The following investment restrictions apply to all of the Funds but are not fundamental. They may be changed for any Fund without approval of that Fund's voting securities.

         (1) None of the Funds will invest more than 15% (10% for the Money Market Fund) of its assets in securities restricted as to disposition under federal securities laws, or securities otherwise considered illiquid or not readily marketable, including repurchase agreements having a maturity of more than seven days.

         (2) None of the Funds will purchase or retain the securities of any issuer if, to the knowledge of AIM, those officers and Directors of the Company, its adviser or distributor owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

         (3) The Company does not currently intend to invest all of the assets of any Fund in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and limitations as that Fund.

         (4) The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

         The directors and officers of the Company and their principal occupations during at least the last five years are set forth below. Unless otherwise indicated, the address of each director and executive officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.


                                          POSITIONS HELD WITH
         NAME, ADDRESS AND AGE                 REGISTRANT        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
         ---------------------                 ----------        ----------------------------------------


*CHARLES T. BAUER (80)                        Director and       Chairman of the Board of Directors,
                                               Chairman          A I M Management Group Inc., A I M Advisors,
                                                                 Inc., and A I M Capital Management, Inc.

BRUCE L. CROCKETT (55)                          Director         Director, ACE Limited (insurance company),
906 Frome Lane                                                   Formerly, Director, President and Chief Executive
McLean, VA 22102                                                 Officer, COMSAT Corporation and Chairman, Board
                                                                 of Governors of INTELSAT, (international
                                                                 communications company).


OWEN DALY II (74)                               Director         Director, Cortland Trust Inc. (investment
Six Blythewood Road                                              company). Formerly, Director, CF & I Steel Corp.,
Baltimore, MD  21210                                             Monumental Life Insurance Company and Monumental
                                                                 General Insurance Company; and Chairman of the
                                                                 Board of Equitable Bancorporation.


EDWARD K. DUNN, JR. (63)                        Director         Chairman of the Board of Directors, Mercantile
2 Hopkins Plaza, 20th Floor                                      Mortgage Corp.  Formerly, Vice Chairman of the
Baltimore, MD  21201                                             Board of Directors and President, Mercantile-Safe
                                                                 Deposit & Trust Co.; and President, Mercantile
                                                                 Bankshares.

JACK FIELDS (47)                                Director         Chief Executive Officer, Texana Global, Inc.
8810 Will Clayton Parkway                                        (foreign trading company) and Twenty First
Jetero Plaza, Suite E                                            Century, Inc. (a governmental affairs company).
Humble, TX 77338                                                 Formerly, Member of the U.S. House of
                                                                 Representatives.


--------------------------
* A director who is an "Interested person of A I M Advisors, Inc. and the Company as defined in the 1940 Act.

                                          POSITIONS HELD WITH
         NAME, ADDRESS AND AGE                 REGISTRANT        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
         ---------------------                 ----------        ----------------------------------------


*CARL FRISCHLING (62)                           Director         Partner, Kramer, Levin, Naftalis & Frankel (law
919 Third Avenue                                                 firm).  Formerly, Partner, Reid & Priest (law
New York, NY  10022                                              firm).


**ROBERT H. GRAHAM  (52)                      Director and       Director, President and Chief Executive Officer,
                                                President        A I M Management Group Inc.; Director and
                                                                 President, A I M Advisors, Inc.; Director and
                                                                 Senior Vice President, A I M Capital
                                                                 Management, Inc., A I M Distributors, Inc.,
                                                                 A I M Fund Services, Inc., and Fund Management
                                                                 Company; Director, AMVESCAP PLC.


PREMA MATHAI-DAVIS (49)                         Director         Chief Executive Officer, YWCA of the U.S.A.;
350 Fifth Avenue, Suite 301                                      Commissioner, New York City Department for the
New York, NY 10118                                               Aging; and Member, Board of Directors,
                                                                 Metropolitan Transportation Authority of New York
                                                                 State.

LEWIS F. PENNOCK  (57)                          Director         Attorney in private practice in Houston, Texas.
6363 Woodway, Suite 825
Houston, TX  77057

LOUIS S. SKLAR (59)                             Director         Executive Vice President, Development and
Transco Tower, 50th Floor                                        Operations, Hines Interests Limited Partnership
2800 Post Oak Blvd.                                              (real estate development).
Houston, TX  77056


GARY T. CRUM  (51)                        Senior Vice President  Director and President, A I M Capital Management,
                                                                 Inc.; Director and Executive Vice President,
                                                                 A I M Management Group Inc. and A I M Advisors,
                                                                 Inc.; and Director, A I M Distributors, Inc. and
                                                                 AMVESCAP PLC.



--------------------------
* A director who is an "Interested person of A I M Advisors, Inc. and the Company as defined in the 1940 Act.

** A director who is an "Interested person" of the Company as defined in the 1940 Act.

                                          POSITIONS HELD WITH
         NAME, ADDRESS AND AGE                 REGISTRANT        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
         ---------------------                 ----------        ----------------------------------------


CAROL F. RELIHAN  (45)                         Senior Vice       Director, Senior Vice President, General Counsel
                                              President and      and Secretary, A I M Advisors, Inc.; Senior Vice
                                                Secretary        President, General Counsel and Secretary, A I M
                                                                 Management Group Inc.; Director, Vice President
                                                                 and General Counsel, Fund Management Company;
                                                                 General Counsel and Vice President, A I M Fund
                                                                 Services, Inc.; and Vice President, A I M Capital
                                                                 Management, Inc., and A I M Distributors, Inc.


DANA R. SUTTON  (40)                       Vice President and    Vice President and Fund Controller,
                                                Treasurer        A I M Advisors, Inc.; and Assistant Vice
                                                                 President and Assistant Treasurer, Fund
                                                                 Management Company.


ROBERT G. ALLEY  (50)                        Vice President      Senior Vice President, A I M Capital Management,
                                                                 Inc.; and Vice President,
                                                                 A I M Advisors, Inc.


STUART W. COCO (43)                          Vice President      Senior Vice President, A I M Capital Management,
                                                                 Inc. and Vice President, A I M Advisors, Inc.


MELVILLE B. COX  (56)                        Vice President      Vice President and Chief Compliance Officer,
                                                                 A I M Advisors, Inc., A I M Capital Management,
                                                                 Inc., A I M Distributors, Inc.,  A I M Fund
                                                                 Services, Inc., and Fund Management Company.

KAREN DUNN KELLEY (38)                       Vice President      Senior Vice President, A I M Capital Management,
                                                                 Inc. and Vice President, A I M Advisors, Inc.

EDGAR M. LARSEN (58)                         Vice President      Senior Vice President, A I M Capital Management,
                                                                 Inc.; and Vice President, A I M Advisors, Inc.

         The standing committees of the Board of Directors are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock, Sklar and Ms. Mathai-Davis. The Audit Committee is responsible for meeting with the Company's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the directors as a whole with respect to the Company's fund accounting or its internal accounting controls, or for considering such matters as may from time to time be set forth in a Charter adopted by the Board of Directors and such Committee.

         The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock, Sklar (Chairman) and Ms. Mathai-Davis. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, or considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such Committee.

         The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock, Sklar and Ms. Mathai-Davis. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as directors who are not interested persons, reviewing from time to time the compensation payable to the disinterested directors, or considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors of such Committee.

         All of the Company's Directors also serve as directors or trustees of some or all of the other investment companies managed or advised by AIM. All of the Directors' executive officers hold similar offices with some or all of the other investment companies managed or advised by AIM.

Remuneration of Directors

         Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee thereof. Each director of the Company who is not also an officer of the Company is compensated for his services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of certain other investment companies advised or managed by AIM. Each such director receives a fee, allocated among the AIM Funds for which he serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 1998 for each director of the
Company:


                                                       RETIREMENT
                                                        BENEFITS
                                     AGGREGATE           ACCRUED              TOTAL
                                   COMPENSATION        BY ALL AIM         COMPENSATION
          DIRECTOR                FROM COMPANY(1)       FUNDS(2)      FROM ALL AIM FUNDS(3)
------------------------------   -----------------   --------------   ---------------------

Charles T. Bauer                 $             -0-   $          -0-      $          -0-
------------------------------   -----------------   --------------      --------------
Bruce L. Crockett                $          13,095   $       37,485      $       96,000
------------------------------   -----------------   --------------      --------------
Owen Daly II                     $          13,095   $      122,898      $       96,000
------------------------------   -----------------   --------------      --------------
Edward K. Dunn, Jr.              $          11,098   $          -0-      $       78,889
------------------------------   -----------------   --------------      --------------
Jack Fields                      $          13,024   $       15,826      $       95,500
------------------------------   -----------------   --------------      --------------
Carl Frischling(4)               $          13,024   $       97,791      $       95,500
------------------------------   -----------------   --------------      --------------
Robert H. Graham                 $             -0-   $          -0-      $          -0-
------------------------------   -----------------   --------------      --------------
John F. Kroeger(5)               $           8,980   $      107,896      $       91,654
------------------------------   -----------------   --------------      --------------
Prema Mathai-Davis               $           4,625   $          -0-      $       32,636
------------------------------   -----------------   --------------      --------------
Lewis F. Pennock                 $          13,024   $       45,766      $       95,500
------------------------------   -----------------   --------------      --------------
Ian W. Robinson(6)               $          12,876   $       94,442      $       94,500
------------------------------   -----------------   --------------      --------------
Louis S. Sklar                   $          12,952   $       90,232      $       95,500
------------------------------   -----------------   --------------      --------------

-------------------------

(1) The total amount of compensation deferred by all Directors of the Company during the fiscal year ended December 31, 1998, including interest earned thereon, was $60,584.

(2) During the fiscal year ended December 31, 1998, the total amount of expenses allocated to the Company in respect of such retirement benefits was $21,293. Data reflects compensation estimated for the calendar year ended December 31, 1998.

(3) Each Director serves as a director or trustee of a total of 12 registered investment companies advised by AIM. Data reflects compensation estimated for the calendar year ended December 31, 1998.

(4) The Company paid the law firm of Kramer, Levin, Naftalis & Frankel LLP $35,121 in legal fees for services provided to the Funds during the fiscal year ended December 31, 1998. Mr. Frischling, a Director of the Company, is a partner in such firm.

(5) Mr. Kroeger was a director until June 11, 1998, when he resigned. On that date he became a consultant to the Company. Of the amount listed above $4,723 was for compensation for service as a director and the remainder as a consultant. Mr. Kroeger passed away on November 26, 1998. Mr. Kroeger's widow will receive his pension as described below under "AIM Funds Retirement Plan for Eligible Directors/Trustee."

(6)      Mr. Robinson was a director until March 12, 1999, when he retired.

AIM Funds Retirement Plan for Eligible Directors/Trustees

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not a employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible director is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the Applicable AIM Funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the director) and based on the number of such director's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director, for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the Plan are not secured or funded by any AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming a specified level of compensation and years of service classifications. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Mathai-Davis, Pennock, Robinson and Sklar are 11, 12, 1, 2, 21, 21, 1, 17, 11 and 9 years, respectively.


                        ANNUAL BENEFITS UPON RETIREMENT



                    Number of                      Annual Retirement
                     Years of                     Paid By All AIM Funds
                   Service With
                the Applicable AIM
                      Funds
                ------------------                ---------------------
                            10                         $   67,500
                    ----------                         ----------
                             9                         $   60,750
                    ----------                         ----------
                             8                         $   54,000
                    ----------                         ----------
                             7                         $   47,250
                    ----------                         ----------
                             6                         $   40,500
                    ----------                         ----------
                             5                         $   33,750
                    ----------                         ----------


Deferred Compensation Agreements

         Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring directors") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring directors elected to defer receipt of 100% of their compensation payable by the Company, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the Agreement) beginning on the date the deferring director's retirement benefits commence under the Plan. The Company's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the Company. If a deferring director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the Company and of each other AIM Fund from which they are deferring compensation.

INVESTMENT ADVISORY, SUB-ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS

         Each Fund has entered into a master investment advisory agreement (the "Advisory Agreement") dated February 28, 1997, and a master administrative services agreement (the "Administrative Services Agreement"), dated May 1, 1998, with AIM. A prior investment advisory agreement with substantially identical terms to the Advisory Agreement was in effect prior to February 28, 1997. A prior master administrative services agreement ("Prior Administrative Services Agreement") with substantially similar terms to the Administrative Services Agreement, was in effect prior to May 1, 1998. In addition, AIM has entered into a Sub-Advisory Agreement, dated December 14, 1998, (the "Sub-Advisory Agreement") with INVESCO Asset Management Limited ("INVESCO"), an indirect wholly owned subsidiary of AMVESCAP PLC, with respect to Global Growth and Income Fund. The address of INVESCO is 11 Devonshire Square, London, England EC2 M4YR. See "Fund Management" in the Prospectus.

         AIM was organized in 1976, and along with its subsidiaries, manages or advises over 110 investment portfolios encompassing a broad range of investment objectives. AIM is a wholly owned subsidiary of A I M Management Group, Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

         AIM and the Company have adopted a Code of Ethics (the "Code of Ethics") which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics,
(b) to file reports or duplicate confirmations regarding such transactions, (c) to refrain from personally engaging in (i) short-term trading of a security,
(ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund and (d) abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Directors reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Sanctions for violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

         The Advisory Agreement for the Funds provides that each Fund will pay all expenses of the Fund, including, without limitation: brokerage commissions, taxes, legal, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Funds in connection with membership in investment company organizations, the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders; and all other charges and costs of the Fund's operations unless otherwise explicitly provided.

         The Advisory Agreement for the Funds and the Sub-Advisory Agreement for Global Growth and Income Fund provides that the agreement will remain in effect for the initial term and continue in effect from year to year thereafter only if such continuance is specifically approved at least annually (i) by the Company's Board of Directors or by the vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act); and (ii) by the affirmative vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (the "Non-Interested Directors") by votes cast in person at a meeting called for such purpose. The Advisory Agreement was initially approved by the Company's Board of Directors (including the affirmative vote of all of the Non-Interested Directors) on December 11, 1996 and was approved by the Funds' shareholders on February 7, 1997. The Board of Directors of the Company approved the continuance of the Agreement until June 30, 1998. The Advisory Agreement became effective on February 28, 1997. The Sub-Advisory Agreement was initially approved by the Company's Board of Directors (including the affirmative vote of all of the Non-Interested Directors) on September 26, 1998. The Sub-Advisory Agreement became effective December 14, 1998. The Advisory Agreement provides that the Company, AIM (in the case of the Advisory Agreement) or INVESCO (in the case of the Sub-Advisory Agreement) may terminate such agreement with respect to any Fund(s) on sixty (60) days' written notice without penalty. Each agreement terminates automatically in the event of its assignment. As compensation for its services, AIM pays 0.40% of the advisory fees it receives pursuant to the Advisory Agreement with respect to Global Growth and Income Fund to INVESCO.

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.

         Pursuant to the Advisory Agreement, AIM receives a fee from each of AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Diversified Income Fund AIM V.I. Global Growth and Income Fund, AIM V.I. Global Utilities Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth Fund, AIM V.I. Growth and Income Fund, AIM V.I. High Yield Fund, AIM V.I. International Equity Fund, AIM V.I. Money Market Fund, AIM V.I. Telecommunications Fund and AIM V.I. Value Fund calculated at the following annual rate, based on the average daily net assets of the Fund during the year:


                       AIM V.I. CAPITAL APPRECIATION FUND
                         AIM V.I. GLOBAL UTILITIES FUND
                              AIM V.I. GROWTH FUND
                        AIM V.I. GROWTH AND INCOME FUND
                              AIM V.I. VALUE FUND

                                                                 ANNUAL
NET ASSETS                                                        RATE
----------                                                      --------
First $250 million.............................................   0.65%
Over $250 million .............................................   0.60%

                                          AIM V.I. AGGRESSIVE GROWTH FUND

                                                                                                    ANNUAL
NET ASSETS                                                                                           RATE
----------                                                                                          ------
First $150 million...............................................................................   0.80%
Over $150 million ...............................................................................  0.625%

                                              AIM V.I. BALANCED FUND

                                                                                                    ANNUAL
NET ASSETS                                                                                           RATE
----------                                                                                          ------
First $150 million...............................................................................   0.75%
Over $150 million ...............................................................................   0.50%

                                         AIM V.I. CAPITAL DEVELOPMENT FUND

                                                                                                    ANNUAL
NET ASSETS                                                                                           RATE
----------                                                                                          ------
First $350 million...............................................................................   0.75%
Over $350 million ...............................................................................  0.625%

                                         AIM V.I. DIVERSIFIED INCOME FUND

                                                                                                    ANNUAL
NET ASSETS                                                                                           RATE
----------                                                                                          ------
First $250 million...............................................................................   0.60%
Over $250 million ...............................................................................   0.55%

                                      AIM V.I. GLOBAL GROWTH AND INCOME FUND
                                         AIM V.I. TELECOMMUNICATIONS FUND

                                                                                                    ANNUAL
NET ASSETS                                                                                           RATE
----------                                                                                          ------
Average Daily Net Assets.........................................................................    1.00%

                                        AIM V.I. GOVERNMENT SECURITIES FUND

                                                                                                    ANNUAL
NET ASSETS                                                                                           RATE
----------                                                                                          ------
First $250 million...............................................................................    0.50%
Over $250 million ...............................................................................    0.45%

                                             AIM V.I. HIGH YIELD FUND

                                                                                                    ANNUAL
NET ASSETS                                                                                           RATE
----------                                                                                          ------
First $200 million ............................................................................... 0.625%
Next $300 million ................................................................................  0.55%
Next $500 million ................................................................................  0.50%
Amount over $1 billion............................................................................  0.45%

                                        AIM V.I. INTERNATIONAL EQUITY FUND

                                                                                                    ANNUAL
NET ASSETS                                                                                           RATE
----------                                                                                          ------
First $250 million................................................................................  0.75%
Over $250 million ................................................................................  0.70%

                                            AIM V.I. MONEY MARKET FUND

                                                                                                    ANNUAL
NET ASSETS                                                                                           RATE
----------                                                                                          ------
First $250 million ...............................................................................  0.40%
Over $250 million ................................................................................  0.35%


         Each of the following Funds (except the AIM V.I. Global Growth and Income Fund and the AIM V.I. Telecommunications Fund) paid to AIM a management fee (net of fee waivers) for the fiscal years ended December 31, 1998, December 31, 1997, and December 31, 1996, under the Advisory Agreement and a prior, substantially identical advisory agreement, as follows:

                                             December 31,         December 31,       December 31,
                                                  1998               1997                 1996
                                                  ----               ----                 ----
AIM V.I. Aggressive Growth Fund*           $          1,609               N/A             N/A
AIM V.I. Balanced Fund*                    $            -0-               N/A             N/A
AIM V.I. Capital Appreciation Fund         $      3,521,837        $3,083,708          $1,884,838
AIM V.I. Capital Development Fund*         $            -0-               N/A             N/A
AIM V.I. Diversified Income Fund           $        580,119        $                   $  306,235
AIM V.I. Global Utilities Fund             $        161,488        $  106,309          $   57,054
AIM V.I. Government Securities Fund        $        221,956        $  138,550          $  107,471
AIM V.I. Growth Fund                       $      1,941,818        $1,453,488          $  916,484
AIM V.I. Growth and Income Fund            $      5,556,833        $2,609,695          $  678,242
AIM V.I. High Yield Fund*                  $            -0-        N/A                    N/A
AIM V.I. International Equity Fund         $      1,744,127        $1,519,323          $  924,578
AIM V.I. Money Market Fund                 $        252,407        $  254,546          $  264,855
AIM V.I. Value Fund                        $      5,570,566        $3,303,799          $1,955,091

* Fees paid were for the period May 1, 1998 (date operations commenced) through December 31, 1998.

         For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996, AIM waived management fees for each Fund (except the AIM V.I. Global Growth and Income Fund and the AIM V.I. Telecommunications Fund) as follows:

                                                         December 31,      December 31,  December 31,
                                                             1998             1997           1996
                                                             ----             ----           ----
AIM V.I. Aggressive Growth Fund*                          $   11,445          N/A            N/A
AIM V.I. Balanced Fund*                                   $   21,238          N/A            N/A
AIM V.I. Capital Appreciation Fund                        $      -0-        $     -0-      $     -0-
AIM V.I. Capital Development Fund*                        $    9,522          N/A            N/A
AIM V.I. Diversified Income Fund                          $      -0-        $     -0-      $     -0-
AIM V.I. Global Utilities Fund                            $      -0-        $     -0-      $  15,954
AIM V.I. Government Securities Fund                       $      -0-        $     -0-      $     -0-
AIM V.I. Growth Fund                                      $      -0-        $     -0-      $     -0-
AIM V.I. Growth and Income Fund                           $      -0-        $     -0-      $     -0-
AIM V.I. High Yield Fund*                                 $   20,728          N/A            N/A
AIM V.I. International Equity Fund                        $      -0-        $     -0-      $     -0-
AIM V.I. Money Market Fund                                $      -0-        $     -0-      $     -0-
AIM V.I. Value Fund                                       $      -0-        $     -0-      $     -0-

* Fees waived were for the period May 1, 1998 (date operations commenced) through December 31, 1998.

         In addition to the management fees paid by each Fund (except the AIM V.I. Global Growth and Income Fund and the AIM V.I. Telecommunications Fund) for the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996, AIM absorbed other expenses as follows:

                                                              December 31,       December 31,    December 31,
                                                                  1998               1997            1996
                                                                  ----               ----            ----
AIM V.I. Aggressive Growth Fund*                             $      43,400           N/A             N/A
AIM V.I. Balanced Fund*                                      $      25,501           N/A             N/A
AIM V.I. Capital Appreciation Fund                           $         -0-        $      -0-      $     -0-
AIM V.I. Capital Development Fund*                           $      48,808           N/A             N/A
AIM V.I. Diversified Income Fund                             $         -0-        $      -0-      $     -0-
AIM V.I. Global Utilities Fund                               $         -0-        $      -0-      $     -0-
AIM V.I. Government Securities Fund                          $         -0-        $      -0-      $     -0-
AIM V.I. Growth Fund                                         $         -0-        $      -0-      $     -0-
AIM V.I. Growth and Income Fund                              $         -0-        $      -0-      $     -0-
AIM V.I. High Yield Fund*                                    $      24,798           N/A             N/A
AIM V.I. International Equity Fund                           $         -0-        $      -0-      $     -0-
AIM V.I. Money Market Fund                                   $         -0-        $      -0-      $     -0-
AIM V.I. Value Fund                                          $         -0-        $      -0-      $     -0-

* Fee amounts are for the period May 1, 1998 (date operations commenced) through December 31, 1998.

         The Administrative Services Agreement for the Funds provides that AIM may perform certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. For such services, AIM would be entitled to receive from each Fund reimbursement of its expenses. In addition, AIM provides, or assures that Participating Insurance Companies will provide, certain services implementing the Company's funding arrangements with Participating Insurance Companies. These services include: establishment of compliance procedures; negotiation of participation agreements; preparation of prospectuses, financial reports and proxy statements for existing Contractowners; maintenance of master accounts; facilitation of purchases and redemptions requested by Contractowners; distribution to existing Contractowners of copies of prospectuses, proxy materials, periodic Fund reports and other materials; maintenance of records; and Contractowner services and communication. Effective May 1, 1998, the Funds reimburse AIM for its costs in providing, or assuring that Participating Insurance Companies provide, these services, currently in an amount up to 0.25% of the average net asset value of each Fund in excess of the net asset value of each Fund on April 30, 1998.

         The Administrative Services Agreement for the Funds provides that the agreement will remain in effect for the initial term and continue in effect from year to year thereafter only if such continuance is specifically approved at least annually (i) by the Company's Board of Directors or by the vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act); and (ii) by the affirmative vote of a majority of the Non-Interested Directors, by votes cast in person at a meeting called for such purpose. The agreement terminates automatically in the event of its assignment or in the event of termination of the Master Investment Advisory Agreement.

         For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996, AIM received reimbursement of administrative services costs from each of the Funds (except the AIM V.I. Global Growth and Income Fund and the AIM V.I. Telecommunications Fund) pursuant to the Prior Administrative Services Agreement as follows:

                                                             December 31,             December 31,          December 31,
                                                                 1998                     1997                  1996
                                                                 ----                     ----                  ----
AIM V.I. Aggressive Growth Fund*                            $       26,658                N/A                   N/A
AIM V.I. Balanced Fund*                                     $       26,649                N/A                   N/A
AIM V.I. Capital Appreciation Fund                          $       62,063               $43,588               $46,623
AIM V.I. Capital Development Fund*                          $       26,658                N/A                   N/A
AIM V.I. Diversified Income Fund                            $       47,528               $48,683               $49,500
AIM V.I. Global Utilities Fund                              $       46,855               $47,128               $47,729
AIM V.I. Government Securities Fund                         $       50,152               $37,872               $38,695
AIM V.I. Growth Fund                                        $       57,128               $44,692               $39,552
AIM V.I. Growth and Income Fund                             $      296,138               $43,065               $38,784
AIM V.I. High Yield Fund*                                   $       28,103                N/A                   N/A
AIM V.I. International Equity Fund                          $       76,026               $59,724               $58,644
AIM V.I. Money Market Fund                                  $       36,480               $38,289               $29,412
AIM V.I. Value Fund                                         $      420,725               $53,632               $47,116

* Fees paid were for the period May 1, 1998 (date operations commenced) through December 31, 1998.

THE DISTRIBUTION AGREEMENT

         The Funds have entered into a master distribution agreement (the "Distribution Agreement") with AIM Distributors, dated February 28, 1997. Information concerning AIM Distributors and the continuous offering of the Funds' shares is set forth in the Prospectus under the heading "Fund Management." The Distribution Agreement provides that AIM Distributors will bear the expenses of printing from the final proof and distributing prospectuses and statements of additional information of the Funds relating to the sale of Fund shares. The Distribution Agreement provides that the Funds shall bear the expenses of qualification of shares of the Fund for sale in connection with the public offering in any jurisdictions where qualification is required by law. AIM Distributors has not undertaken to sell any specified number of shares of the Funds.

         The Distribution Agreement for the Funds provides that it will continue in effect for its initial term and from year to year thereafter only if such continuance is specifically approved at least annually (i) by the Company's Board of Directors or by the vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act); and (ii) by the affirmative vote of a majority of Non-Interested Directors by votes cast in person at a meeting called for such purpose. The Company or AIM Distributors may terminate its Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.


                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share (or share price) of each of the Funds will be determined as of the close of regular trading of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each "business day of the Fund." In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern
Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day.

For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE. A "business day of a Fund" is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a Fund is determined by subtracting the liabilities (e.g., the expenses) of the Fund from the assets of the Fund and dividing the result by the total number of shares outstanding of such Fund. The determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         VALUATION OF INVESTMENTS OF ALL FUNDS EXCEPT THE MONEY MARKET FUND. Among other items, a Fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at their market value as well as income accrued but not received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers and in accordance with methods which are specifically authorized by the Board of Directors of the Company. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

         VALUATION OF THE MONEY MARKET FUND'S INVESTMENTS. The Money Market Fund uses the amortized cost method of valuing the securities held by the Fund and rounds the Fund's per share net asset value to the nearest whole cent; therefore, it is anticipated that the net asset value of the shares of the Fund will remain constant at $1.00 per share. However, the Company can give no assurance that the Fund can maintain a $1.00 net asset value per share.

         FUTURE CONTRACTS. Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund that has entered into the futures contract records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

         For the Money Market Fund: The net asset value per share of the Fund is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected), less all its liabilities (including accrued expenses and dividends payable), by the number of shares outstanding of the Fund and rounding the resulting per share net asset value to the nearest one cent. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         The securities of the Fund are valued on the basis of amortized cost. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if the security were sold. During such periods, the daily yield on shares of the Fund computed as described under "Yield Information" may differ somewhat from an identical computation made by another investment company with identical investments utilizing available indications as to the market value of its portfolio securities.

         The valuation of the portfolio instruments based upon their amortized cost and the concomitant maintenance of the net asset value per share of $1.00 for the Fund is permitted in accordance with applicable rules and regulations of the SEC which require the Fund to adhere to certain conditions. The Fund will invest only in "Eligible Securities," as defined in Rule 2a-7 of the 1940 Act, which the Fund's Board of Directors has determined present minimal credit risk. Rule 2a-7 also requires, among other things, that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase only instruments having remaining maturities of 397 calendar days or less.

         The Board of Directors is required to establish procedures designed to stabilize, to the extent reasonably practicable, the Fund's price per share at $1.00 for the Fund as computed for the purpose of sales and redemptions. Such procedures include review of the Fund's holdings by the Board of Directors at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for the Fund deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing holders of the Fund's shares. In the event the Board of Directors determines that such a deviation exists for the Fund, it will take such corrective action as the Board of Directors deems necessary and appropriate with respect to the Fund, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; the withholding of dividends; redemption of shares in kind; or the establishment of a net asset value per share by using available market quotations.

         The Fund intends to comply with any amendments made to Rule 2a-7 which may require corresponding changes in the Fund's procedures which are designed to stabilize the Fund's price per share at $1.00.

         For All Other Funds: The net asset value per share of each Fund is normally determined daily as of the close of trading on the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Company. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts closing prices which are available 15 minutes after the close of trading of the NYSE will generally be used. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected), less all its liabilities (including accrued expenses and dividends payable), by the total number of shares outstanding. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each equity security held by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

         Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such foreign securities used in computing the net asset value of each Fund's shares are determined at such times as trading is completed. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such foreign securities and such foreign securities exchange rates may occur after the time at which such values are determined and prior to the close of the NYSE that will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

                       PURCHASE AND REDEMPTION OF SHARES

         The Company offers the shares of the Funds, on a continuous basis, to both registered and unregistered separate accounts of affiliated and unaffiliated Participating Insurance Companies to fund variable annuity contracts (the "Contracts") and variable life insurance policies ("Policies"). Each separate account contains divisions, each of which corresponds to a Fund in the Company. Net purchase payments under the Contracts are placed in one or more of the divisions of the relevant separate account and the assets of each division are invested in the shares of the Fund which corresponds to that division. Each separate account purchases and redeems shares of these Funds for its divisions at net asset value without sales or redemption charges.
Currently several insurance company separate accounts invest in the Funds.

         The Company, in the future, may offer the shares of its Funds to certain pension and retirement plans ("Plans") qualified under the Internal Revenue Code. The relationships of Plans and Plan participants to the Fund would be subject, in part, to the provisions of the individual plans and applicable law. Accordingly, such relationships could be different from those described in this Prospectus for separate accounts and owners of Contracts and Policies, in such areas, for example, as tax matters and voting privileges.

         The Board of Directors monitors for possible conflicts among separate accounts (and will do so for plans) buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Board of Directors may require a separate account or Plan to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

         Each Fund ordinarily effects orders to purchase or redeem its shares that are based on transactions under Policies or Contracts (e.g., purchase or premium payments, surrender or withdrawal requests, etc.) at the Fund's net asset value per share next computed on the day on which the separate account processes such transactions. Each Fund effects orders to purchase or redeem its shares that are not based on such transactions at the Fund's net asset value per share next computed on the day on which the Fund receives the orders.

         Please refer to the appropriate separate account prospectus related to your Contract for more information regarding the Contract.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

         DIVIDENDS AND DISTRIBUTIONS. The Funds declare and distribute dividends representing substantially all net investment income as follows:

                                                                          DIVIDENDS            DIVIDENDS
                                                                          DECLARED                PAID
                                                                          --------                ----
         AIM V.I. Aggressive Growth Fund ................................ annually              annually
         AIM V.I. Balanced Fund ......................................... annually              annually
         AIM V.I. Capital Appreciation Fund ............................. annually              annually
         AIM V.I. Capital Development Fund .............................. annually              annually
         AIM V.I. Diversified Income Fund ............................... annually              annually
         AIM V.I. Global Utilities Fund ................................. annually              annually
         AIM V.I. Global Growth and Income Fund ......................... annually              annually
         AIM V.I. Government Securities Fund ............................ annually              annually

         AIM V.I. Growth Fund ........................................... annually              annually
         AIM V.I. Growth and Income Fund ................................ annually              annually
         AIM V.I. High Yield Fund ....................................... annually              annually
         AIM V.I. International Equity Fund ............................. annually              annually
         AIM V.I. Money Market Fund .....................................    daily                 daily
         AIM V.I. Telecommunications Fund................................ annually              annually
         AIM V.I. Value Fund ............................................ annually              annually

         Substantially all net realized capital gains, if any, are distributed on an annual basis, except for the Money Market Fund, which may distribute net realized short-term gains more frequently.

         All such distributions will be automatically reinvested, at the election of Participating Insurance Companies, in shares of the Fund issuing the distribution at the net asset value determined on the reinvestment date.

         TAX MATTERS. Each series of shares of the Company is treated as a separate association taxable as a corporation. Each Fund intends to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company ("RIC") for each taxable year. As a RIC, a Fund will not be subject to federal income tax to the extent it distributes to its shareholders its net investment income and net capital gains.

         In order to qualify as a regulated investment company, each Fund must satisfy certain requirements concerning the nature of its income, diversification of its assets and distribution of its income to shareholders. In order to ensure that individuals holding the Contracts whose assets are invested in a Fund will not be subject to federal income tax on distributions made by the Fund prior to the receipt of payments under the Contracts, each Fund intends to comply with additional requirements of Section 817(h) of the Code relating to both diversification of its assets and eligibility of an investor to be its shareholder. Certain of these requirements in the aggregate may limit the ability of a Fund to engage in transactions involving options, futures contracts, forward contracts and foreign currency and related deposits.

         Any Fund's transactions in non-equity options, forward contracts, futures contracts and foreign currency will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of fund securities and convert short-term capital losses into long-term capital losses. These losses could therefore affect the amount, timing and character of distributions.

         The holding of the foreign currencies and investments by a Fund in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on such Fund.

         Each Fund investing in foreign securities may be subject to foreign withholding taxes on income from its investments. In any year in which more than 50% in value of a Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as if they had been paid by its shareholders. The insurance company segregated asset accounts holding Fund shares should consider the impact of this election.

         Holders of Contracts under which assets are invested in the Funds should refer to the prospectus for the Contracts for information regarding the tax aspects of ownership of such Contracts.

         Each Fund is treated as a separate association taxable as a corporation.

         Each Fund intends to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company ("RIC") for each taxable year. Accordingly, each Fund must, among other things, meet the following requirements: A. Each Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. B. Each Fund must diversify its holdings so that, at the end of each fiscal quarter or within 30 days thereafter: (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs).

         The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute during each calendar year at least 98% of its ordinary income for the calendar year, at least 98% of its capital gain net income for the 12-month period ending on October 31 of the calendar year and certain other amounts. Each Fund intends to make sufficient distributions to avoid imposition of the excise tax. Some Funds meet an exception which results in their not being subject to excise tax.

         As a RIC, each Fund will not be subject to federal income tax on its income and gains distributed to shareholders if it distributes at least (i) 90% of its investment company taxable income for the taxable year; and (ii) 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2).

         Each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on each Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on (i) the assets of the insurance company separate accounts that may be invested in securities of a single issuer and (ii) eligible investors. Because Section 817(h) and those regulations treat the assets of each Fund as assets of the corresponding division of the insurance company separate accounts, each Fund intends to comply with these diversification requirements. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. The regulations also provide that a Fund's shareholders are limited, generally, to life insurance company separate accounts, general accounts of the same life insurance company, an investment adviser or affiliate in connection with the creation or management of a Fund or the trustee of a qualified pension plan. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Fund to satisfy the Section 817(h) requirements would result in taxation of and treatment of the Contract holders investing in a corresponding division other than as described in the applicable prospectuses of the various insurance company separate accounts.

                           MISCELLANEOUS INFORMATION

ORGANIZATION OF THE COMPANY

         The Company was organized on January 22, 1993 as a Maryland corporation, and is registered with the Securities and Exchange Commission as an open-end, series, management investment company. The Company currently consists of thirteen separate portfolios (i.e., the Funds).

         The authorized capital stock of the Company consists of 4,000,000,000 shares of common stock with a par value of $.001 per share, of which 250,000,000 shares are classified AIM V.I. AGGRESSIVE GROWTH FUND shares, 250,000,000 shares are classified AIM V.I. BALANCED FUND shares, 250,000,000 shares are classified AIM V.I. CAPITAL APPRECIATION FUND shares, 250,000,000 shares are classified AIM V.I. CAPITAL DEVELOPMENT FUND shares, 250,000,000 shares are classified AIM V.I. DIVERSIFIED INCOME FUND shares, 250,000,000 shares are classified AIM V.I. GLOBAL GROWTH AND INCOME FUND shares, 250,000,000 shares are classified AIM V.I. GLOBAL UTILITIES FUND shares, 250,000,000 shares are classified AIM V.I. GOVERNMENT SECURITIES FUND shares, 250,000,000 are classified AIM V.I. GROWTH FUND shares, 250,000,000 shares are classified AIM V.I. GROWTH AND INCOME FUND shares, 250,000,000 shares are classified AIM V.I. HIGH YIELD FUND shares, 250,000,000 shares are classified AIM V.I. INTERNATIONAL EQUITY FUND shares, 250,000,000 shares are classified AIM V.I. MONEY MARKET FUND shares, 250,000,000 shares are classified AIM V.I. TELECOMMUNICATIONS FUND shares, 250,000,000 shares are classified AIM V.I. VALUE FUND shares, and the balance of which are unclassified.

         The shares of each Fund have equal rights with respect to voting, except that (i) the holders of shares of a particular Fund voting together will have the exclusive right to vote on matters (such as advisory fees) pertaining solely to that Fund, and (ii) the holders of shares of a particular Fund will have the exclusive right to vote on matters pertaining to distribution plans, if any such plans are adopted, relating solely to such Fund. Shareholders of the Funds do not have cumulative voting rights.

         The Company understands that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with the instructions received from Contract owners, annuitants and beneficiaries. Fund shares held by a registered separate account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that separate account as to which instructions have been received. Fund shares held by a registered separate account that are not attributable to Contracts will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that separate account. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

         Under Maryland law and the Company's By-Laws, the Company need not hold an annual meeting of shareholders unless a meeting is required under the 1940 Act to elect directors. Shareholders may remove directors from office, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares.

         There are not preemptive or conversion rights applicable to any of the Company's shares. Each Fund's shares, when issued, are fully paid and non-assessable.

AUDIT REPORTS

         The Company furnishes semi-annual reports containing information about the Funds and their operations, including a list of the investments held in each Fund's portfolio and their respective financial statements. Financial statements, audited by independent auditors, will be issued annually. The firm of Tait, Weller & Baker, Two Penn Center Plaza, Philadelphia, PA 19102, serves as the auditors of each Fund.

LEGAL MATTERS

         Freedman, Levy, Kroll & Simonds, Washington, D.C. has advised the Company on certain federal securities law matters.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, is custodian of all securities and cash of the Funds. The custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Portfolios, and performs certain other ministerial duties. State Street also acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay State Street such compensation as may be agreed upon from time to time.

PRINCIPAL HOLDERS OF SECURITIES

         To the best of the knowledge of each Fund, the names of the record holders of 5% or more of the outstanding shares of the Fund as of April 1, 1999, and the percentage of the outstanding shares of such Fund owned by such shareholders as of such date are set out below. The address of A I M Advisors, Inc. is 11 Greenway Plaza, Suite 100, Houston, TX 77046. The address of Connecticut General Life Insurance Company is 900 Cottage Grove Road, Hartford, CT 06152-2321. The address of Glenbrook Life and Annuity Company is 3100 Sanders Road, N4C, Northbrook, IL 60062. The address of IDS Life Insurance Company is IDS Tower 10, T27/52, Minneapolis, MN 55440. The address of Merrill Lynch Life Insurance Company is 800 Scudders Mill Road, Plainsboro, NJ 08536. The address of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey is Gateway Center Three, 13th Floor, Newark, NJ 07102. The address of First Citicorp Life Insurance Company is One Court Square, Long Island City, NY 11120. The address of Union Central Life Insurance Company is 1876 Waycross Road, Cincinnati, OH 45240. The address for Hartford Life Insurance Company is 200 Hopmeadow Street, Simsburg, CT 06089. The address of Security Life of Denver Insurance Company is 1290 Broadway, Denver, CO 80203.

AIM V.I. AGGRESSIVE GROWTH FUND

                                                     PERCENT OWNED         PERCENT OWNED
         NAME OF                                       OF RECORD           BENEFICIALLY           PERCENT OWNED
      RECORD OWNER                                 AND BENEFICIALLY            ONLY              OF RECORD ONLY
      ------------                                 ----------------            ----              --------------

Glenbrook Life & Annuity Company                          -0-                   -0-                  83.18%*

A I M Advisors, Inc.                                      -0-                   -0-                  16.82%






-------------------------

* A shareholder who beneficially owns more than 25% of the voting securities of a Fund may be presumed to "control" the Fund. The Funds understand that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with instructions received from Contract owners, annuitants and beneficiaries. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

AIM V.I. BALANCED FUND

                                                     PERCENT OWNED         PERCENT OWNED
         NAME OF                                       OF RECORD           BENEFICIALLY           PERCENT OWNED
      RECORD OWNER                                 AND BENEFICIALLY            ONLY              OF RECORD ONLY
      ------------                                 ----------------            ----              --------------

Glenbrook Life & Annuity Company                          -0-                   -0-                  70.87%*

Union Central Life Insurance Company                      -0-                   -0-                  23.13%

A I M Advisors, Inc.                                      -0-                   -0-                   6.01%

AIM V.I. CAPITAL APPRECIATION FUND

                                                     PERCENT OWNED         PERCENT OWNED
         NAME OF                                       OF RECORD           BENEFICIALLY           PERCENT OWNED
      RECORD OWNER                                 AND BENEFICIALLY            ONLY              OF RECORD ONLY
      ------------                                 ----------------            ----              --------------

Connecticut General Life Insurance Company                -0-                   -0-                  44.73%*

Glenbrook Life & Annuity Company                          -0-                   -0-                  19.20%

Merrill Lynch Life Insurance Company                      -0-                   -0-                  14.57%

AIM V.I. CAPITAL DEVELOPMENT FUND

                                                     PERCENT OWNED         PERCENT OWNED
         NAME OF                                       OF RECORD           BENEFICIALLY           PERCENT OWNED
      RECORD OWNER                                 AND BENEFICIALLY            ONLY              OF RECORD ONLY
      ------------                                 ----------------            ----              --------------

Glenbrook Life & Annuity Company                          -0-                   -0-                  75.19%*

A I M Advisors, Inc.                                      -0-                   -0-                  24.81%






-------------------------

* A shareholder who beneficially owns more than 25% of the voting securities of a Fund may be presumed to "control" the Fund. The Funds understand that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with instructions received from Contract owners, annuitants and beneficiaries. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

AIM V.I. DIVERSIFIED INCOME FUND

                                                     PERCENT OWNED         PERCENT OWNED
         NAME OF                                       OF RECORD           BENEFICIALLY           PERCENT OWNED
      RECORD OWNER                                 AND BENEFICIALLY            ONLY              OF RECORD ONLY
      ------------                                 ----------------            ----              --------------

Connecticut General Life Insurance Company                -0-                   -0-                  63.37%*

Glenbrook Life & Annuity Company                          -0-                   -0-                  31.41%*

AIM V.I. GLOBAL UTILITIES FUND

                                                     PERCENT OWNED         PERCENT OWNED
         NAME OF                                       OF RECORD           BENEFICIALLY           PERCENT OWNED
      RECORD OWNER                                 AND BENEFICIALLY            ONLY              OF RECORD ONLY
      ------------                                 ----------------            ----              --------------

Connecticut General Life Insurance Company                -0-                   -0-                  59.47%*

Glenbrook Life & Annuity Company                          -0-                   -0-                  38.70%*

AIM V.I. GOVERNMENT SECURITIES FUND

                                                     PERCENT OWNED         PERCENT OWNED
         NAME OF                                       OF RECORD           BENEFICIALLY           PERCENT OWNED
      RECORD OWNER                                 AND BENEFICIALLY            ONLY              OF RECORD ONLY
      ------------                                 ----------------            ----              --------------

Connecticut General Life Insurance Company                -0-                   -0-                  43.56%*

Glenbrook Life & Annuity Company                          -0-                   -0-                  21.45%

First Citicorp Life Insurance Company                     -0-                   -0-                  20.33%

Security Life of Denver Insurance Company                 -0-                   -0-                   6.00%





-------------------------

* A shareholder who beneficially owns more than 25% of the voting securities of a Fund may be presumed to "control" the Fund. The Funds understand that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with instructions received from Contract owners, annuitants and beneficiaries. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

AIM V.I. GROWTH FUND

                                                     PERCENT OWNED         PERCENT OWNED
         NAME OF                                       OF RECORD           BENEFICIALLY           PERCENT OWNED
      RECORD OWNER                                 AND BENEFICIALLY            ONLY              OF RECORD ONLY
      ------------                                 ----------------            ----              --------------

Connecticut General Life Insurance Company                -0-                   -0-                  61.10%*

Glenbrook Life & Annuity Company                          -0-                   -0-                  27.31%*

AIM V.I. GROWTH AND INCOME FUND

                                                     PERCENT OWNED         PERCENT OWNED
         NAME OF                                       OF RECORD           BENEFICIALLY           PERCENT OWNED
      RECORD OWNER                                 AND BENEFICIALLY            ONLY              OF RECORD ONLY
      ------------                                 ----------------            ----              --------------

IDS Life Insurance Company                                -0-                   -0-                  62.15%*

Connecticut General Life Insurance Company                -0-                   -0-                  11.77%

Glenbrook Life & Annuity Company                          -0-                   -0-                  10.29%

Pruco Life Insurance Company                              -0-                   -0-                   7.75%

AIM V.I. HIGH YIELD FUND

                                                     PERCENT OWNED         PERCENT OWNED
         NAME OF                                       OF RECORD           BENEFICIALLY           PERCENT OWNED
      RECORD OWNER                                 AND BENEFICIALLY            ONLY              OF RECORD ONLY
      ------------                                 ----------------            ----              --------------

Glenbrook Life & Annuity Company                          -0-                   -0-                  50.74%*

Hartford Life Insurance Company                           -0-                   -0-                  24.98%

A I M Advisors, Inc.                                      -0-                   -0-                  24.29%









-------------------------

* A shareholder who beneficially owns more than 25% of the voting securities of a Fund may be presumed to "control" the Fund. The Funds understand that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with instructions received from Contract owners, annuitants and beneficiaries. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

AIM V.I. INTERNATIONAL EQUITY FUND

                                                     PERCENT OWNED         PERCENT OWNED
         NAME OF                                       OF RECORD           BENEFICIALLY           PERCENT OWNED
      RECORD OWNER                                 AND BENEFICIALLY            ONLY              OF RECORD ONLY
      ------------                                 ----------------            ----              --------------

Connecticut General Life Insurance Company                -0-                   -0-                  60.77%*

Glenbrook Life & Annuity Company                          -0-                   -0-                  23.38%

First Citicorp Life Insurance Company                     -0-                   -0-                   6.25%

AIM V.I. MONEY MARKET FUND

                                                     PERCENT OWNED         PERCENT OWNED
         NAME OF                                       OF RECORD           BENEFICIALLY           PERCENT OWNED
      RECORD OWNER                                 AND BENEFICIALLY            ONLY              OF RECORD ONLY
      ------------                                 ----------------            ----              --------------

Connecticut General Life Insurance Company                -0-                   -0-                  68.76%*

Glenbrook Life & Annuity Company                          -0-                   -0-                  29.91%*

AIM V.I. VALUE FUND

                                                     PERCENT OWNED         PERCENT OWNED
         NAME OF                                       OF RECORD           BENEFICIALLY           PERCENT OWNED
      RECORD OWNER                                 AND BENEFICIALLY            ONLY              OF RECORD ONLY
      ------------                                 ----------------            ----              --------------

Connecticut General Life Insurance Company                -0-                   -0-                  35.42%*

Merrill Lynch Life Insurance Company                      -0-                   -0-                  27.63%*

Glenbrook Life & Annuity Company                          -0-                   -0-                  13.55%

Pruco Life Insurance Company of New Jersey                -0-                   -0-                  11.52%









-------------------------

* A shareholder who beneficially owns more than 25% of the voting securities of a Fund may be presumed to "control" the Fund. The Funds understand that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with instructions received from Contract owners, annuitants and beneficiaries. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

         A I M Advisors, Inc. provided the initial capitalization of the AIM V.I. Global Growth and Income Fund and AIM V.I. Telecommunications Fund and, accordingly, as of the date of this Statement of Additional Information, owned all the outstanding shares of common stock of the Funds. Although the Funds expect that the sale of its shares to the public pursuant to the Prospectus will promptly reduce the percentage of such shares owned by A I M Advisors, Inc. to less than 1% of the total shares outstanding, as long as A I M Advisors, Inc. owns over 25% of the shares of the Fund that are outstanding, it may be presumed to be in "control" of the Fund, as defined in the 1940 Act.

         As of April 1, 1999, the directors and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of the Company.

OTHER INFORMATION

         The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

                                                                     APPENDIX A
-------------------------------------------------------------------------------

                     DESCRIPTION OF CORPORATE BOND RATINGS

         Investment grade debt securities are those rating categories indicated by an asterisk (*).

         Moody's Investors Service, Inc.'s corporate bond ratings are as follows:

         *Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         *Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         *A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         *Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Standard and Poor's Ratings Services classifications are as follows:

         *AAA -- Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         *AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         *A -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         *BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher categories.

         BB, B, CCC, CC, C -- Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, It faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB --" rating.

         B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely Impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB --" rating.

         CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it's not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B --" rating.

         CC -- The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         C -- The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC--" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 -- The rating "C1" is reserved for income bonds on which no interest is being paid.

         D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The rating from "AA" to "CCC" maybe modified by the addition of a plus or minus sign to show relative standing within the major categories.

         Duff & Phelps fixed-income ratings are as follows:

         *AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         *AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         *A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         *BBB+, BBB, BBB- -- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

         B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

         CCC -- Well below investment grade securities. May be in default or have considerable uncertainty as to timely payment of Interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         Fitch IBCA Inc.'s bond ratings are as follows:

         *AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         *AA -- Bonds considered to be Investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

         *A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         *BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC -- Bonds have certain Identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C -- Bonds are in imminent default in payment of interest or principal.

         DDD, DD, and D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

         Plus (+) Minus (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA", "DDD", "DD", or "D" categories.

                                                                     APPENDIX B
-------------------------------------------------------------------------------

                DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED
               BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

         The following list includes certain common Agency Securities, as defined In the Prospectus, and does not purport to be exhaustive.

         EXPORT-IMPORT BANK CERTIFICATES -- are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the United States.

         FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS -- are bonds issued by a cooperatively owned, nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government.

         FEDERAL HOME LOAN BANK NOTES AND BONDS -- are notes and bonds issued by the Federal Home Loan Bank System.

         DEBENTURES -- are debentures issued by the Federal Housing Authority of the U.S. Government.

         FHA INSURED NOTES -- are bonds issued by the Farmers Home Administration of the U.S. Government.

         FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC") BONDS -- are bonds issued and guaranteed by FHLMC, a corporate instrumentality of the U.S. Government. The Federal Home Loan Banks own all the capital stock of FHLMC, which obtains its funds by selling mortgages (as well as participation interests in the mortgages) and by borrowing funds through the issuance of debentures and otherwise.

         FHLMC PARTICIPATION CERTIFICATES OR "FREDDIE MACS" -- represent undivided interests in specified groups of conventional mortgage loans (and/or participation interests in those loans) underwritten and owned by FHLMC. At least 95% of the aggregate principal balance of the whole mortgage loans and/or participations in a group formed by FHLMC typically consists of single-family mortgage loans, and not more than 5% consists of multi-family loans. FHLMC Participation Certificates are not guaranteed by, and do not constitute a debt or obligation of, the U.S. Government or any Federal Home Loan Bank. FHLMC Participation Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000, $1 million and $5 million. FHLMC guarantees to each registered holder of a Participation Certificate, to the extent of such holder's pro rata share (i) the timely payment of interest accruing at the applicable certificate rate on the unpaid principal balance outstanding on the mortgage loans, and (ii) collection of all principal on the mortgage loans without any offset or deductions. Pursuant to these guaranties, FHLMC indemnifies holders of Participation Certificates against any reduction in principal by reason of charges for property repairs, maintenance, and foreclosure.

         FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") BONDS -- are bonds issued and guaranteed by FNMA, a federally chartered and privately-owned corporation.

         FNMA PASS-THROUGH CERTIFICATES OR "FANNIE MAES" -- are mortgage pass-through certificates issued and guaranteed by FNMA. FNMA Certificates represent a fractional undivided ownership interest in a pool of mortgage loans either provided from FNMA's own portfolio or purchased from primary lenders. The mortgage loans included in the pool are conventional, insured by the Federal Housing Administration or guaranteed by the Veterans Administration. FNMA Certificates are not backed by, nor entitled to, the full faith and credit of the U.S. Government.

         Loans not provided from FNMA's own portfolio are purchased only from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity. FNMA may purchase an entire loan pool from a single lender, and issue Certificates backed by that loan pool alone, or may package a pool made up of loans purchased from various lenders.

         Various types of mortgage loans, and loans with varying interest rates, may be included in a single pool, although each pool will consist of mortgage loans related to one-family or two-to-four family residential properties. Substantially all FNMA mortgage pools currently consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Each mortgage loan must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, loan term, underwriting standards and insurance coverage.

         All mortgage loans are held by FNMA as trustee pursuant to a trust indenture for the benefit of Certificate holders. The trust indenture gives FNMA responsibility for servicing and administering the loans in a pool. FNMA contracts with the lenders or other servicing institutions to perform all services and duties customary to the servicing of mortgages, as well as duties specifically prescribed by FNMA, all under FNMA supervision. FNMA may remove service providers for cause.

         The pass-through rate on FNMA Certificates is the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a fee to FNMA as compensation for servicing and for FNMA's guarantee lenders servicing the underlying mortgage loans receive as compensation a portion of the fee paid to FNMA, the excess yields on pooled loans with coupon rates above the lowest rate borne by any mortgage loan in the pool and certain other amounts collected, such as late charges.

         The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

         FNMA Certificates are marketed by the servicing lender banks, usually through securities dealers. The lender of a single lender pool typically markets all Certificates based on that pool, and lenders of multiple lender pools market Certificates based on a pro rata interest in the aggregate pool. The amount of FNMA Certificates currently outstanding is limited.

         GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") CERTIFICATES OR "GINNIE MAES" -- are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled, and, after being approved by GNMA, is offered to investors through securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development.

         GNMA Certificates differ from bonds in that the principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "modified pass-through" securities because they entitle the holder to receive its proportionate share of all interest and principal payments owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. Payment of principal of and interest on GNMA Certificates of the "modified pass-through" type is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

         The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose little risk to principal investment because of the GNMA guarantee.

         As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single family dwelling mortgage with 25- to 30-year maturity, the type of mortgage which backs the vast majority of GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

         As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

         The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

         Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

         SERVICES ADMINISTRATION ("GSA") PARTICIPATION CERTIFICATES -- are participation certificates issued by the General Services Administration of the U.S. Government.

         MARITIME ADMINISTRATION BONDS -- are bonds issued and provided by the Department of Transportation of the U.S. Government.

         NEW COMMUNITIES DEBENTURES -- are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

         PUBLIC HOUSING NOTES AND BONDS -- are short-term project notes and long-term bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

         SBA DEBENTURES -- are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

         SLMA DEBENTURES -- are debentures backed by the Student Loan Marketing Association.

         TITLE XI BONDS -- are bonds issued in accordance with the provisions of Title XI of the Merchant Marine Act of 1936, as amended, the payment of which is guaranteed by the U.S. Government.

         WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS -- are bonds issued by the Washington Metropolitan Area Transit Authority and are guaranteed by the Secretary of Transportation of the U.S. Government.

                                                                     APPENDIX C
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                    DESCRIPTION OF MONEY MARKET OBLIGATIONS

         The following list does not purport to be an exhaustive list of all Money Market Obligations, and the Funds reserve the right to invest in Money Market Obligations other than those listed below:

1. GOVERNMENT OBLIGATIONS.

         U.S. GOVERNMENT DIRECT OBLIGATIONS -- Bills, notes, and bonds issued by the U.S. Treasury.

         U.S. GOVERNMENT AGENCIES SECURITIES -- Certain federal agencies such as the Government National Mortgage Association have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

         FOREIGN GOVERNMENT OBLIGATIONS -- These are U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Fund's investment advisor to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in securities Issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

2. BANK INSTRUMENTS.

         BANKERS' ACCEPTANCES -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

         CERTIFICATES OF DEPOSIT -- A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

         TIME DEPOSITS -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

         EURODOLLAR OBLIGATIONS -- A Eurodollar obligation is a U.S. dollar-denominated obligation issued by a foreign branch of a domestic bank.

         YANKEE DOLLAR OBLIGATIONS -- A Yankee dollar obligation is a U.S. dollar-denominated obligation issued by a domestic branch of a foreign bank.

3. COMMERCIAL INSTRUMENTS.

         COMMERCIAL PAPER -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

         VARIABLE RATE MASTER DEMAND NOTES -- Variable rate master demand notes are unsecured demand notes that permit Investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria as discussed in the Statement of Additional Information under "Investment Programs." The interest rate on a variable rate master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal amount of the note on relatively short notice. All variable rate master demand notes acquired by the Money Market Fund will be payable within a prescribed notice period not to exceed seven days.

4. REPURCHASE AGREEMENTS.

         A repurchase agreement is a contractual undertaking whereby the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by negotiations.

5. TAXABLE MUNICIPAL SECURITIES.

         Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.

                             FINANCIAL STATEMENTS


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